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As filed with the Securities and Exchange Commission on December 31, 2003

File No. 333-68551
File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
                        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /x/
                        Pre-Effective Amendment No.        / /
                        Post-Effective Amendment No. 9        /x/
                        and/or
                        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /x/
                        Amendment No. 54        /x/

Protective Variable Annuity
Separate Account
 (Exact Name of Registrant)

Protective Life Insurance Company
 (Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of Depositor's Principal Executive Offices)

(205) 879-9230
(Depositor's Telephone Number, including Area Code)

STEVE M. CALLAWAY, Esquire
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama, 35223
(Name and Address of Agent for Services)

Copy to:
STEPHEN E. ROTH, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
(202) 383-0158

        It is proposed that this filing become effective (check appropriate box):

    /x/  immediately upon filing pursuant to paragraph (b) of Rule 485;

    / /  on May 1, 2003 pursuant to paragraph (b) of Rule 485;

    / /  60 days after filing pursuant to paragraph (a) of Rule 485;

    / /  on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485;

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

        Incorporated herein by reference is the prospectus filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-68551, filed with the Securities and Exchange Commission on April 30, 2003.

SUPPLEMENT DATED DECEMBER 31, 2003
to the
PROSPECTUSES DATED MAY 1, 2003
for
PROTECTIVE ELEMENTS® ACCESS VARIABLE ANNUITY

Issued by Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
1-800-456-6330

        This Prospectus Supplement describes changes with respect to the Death Benefit options available in Contracts purchased on or after January 5, 2004. For Contracts purchased on or after January 5, 2004, the only Optional Benefit Package that may be purchased is the Annual Reset Death Benefit Package, and the Earnings Enhancement Death Benefit may not be purchased. Additionally, the mortality and expense risk charge for the Optional Benefit Package is 0.15% greater than the mortality and expense risk charge for the Optional Benefit Package shown in the Prospectus dated May 1, 2003. The information in this Prospectus Supplement relating to these changes supercedes and replaces all corresponding information in the Prospectus dated May 1, 2003.

FEES AND EXPENSES (Page 4)

        The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC CHARGES
(other than Fund expenses)

Annual Contract Maintenance Fee	$30 *
Variable Account Annual Expenses (as a % of average Variable Account value)
Contract with Return of Purchase Payment Death Benefit
Mortality and Expense Risk Charge**	1.25%
Administration Charge	0.15%
Total Variable Account Annual Expenses	1.40%
Contract with Optional Benefit Package
Mortality and Expense Risk Charge**	1.55%
Administration Charge	0.15%
Total Variable Account Annual Expenses	1.70%

*	We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $50,000 or more. (See "Charges and Deductions.")
**
The mortality and expense risk charges presented in the table apply before the Annuity Commencement Date. After the Annuity Commencement Date, the mortality and expense risk Charge for all contracts is 1.25% (on an annual basis) of average daily net assets of the Variable Account attributable to the Contract.

Example of Charges (Page 5)

        This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account charges (assuming the Optional Benefit Package is selected), and both maximum total annual Fund operating expenses and minimum total annual Fund operating expenses. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

        The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

        If you surrender, annuitize* or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses**	$854	$2,467	$3,964	$7,247
Minimum Fund Expenses**	$224	$690	$1,183	$2,540

*	Generally, you cannot annuitize your Contract within 5 years after we accept a Purchase Payment. In limited circumstances we may allow you to annuitize your Contract as early as 2 years after we accept a Purchase Payment. (See "Annuitization" in the Prospectus dated May 1, 2003.) Different fees and expenses not reflected in the example may be assessed after you annuitize under a variable income payment option. (See "Charges and Deductions, Mortality and Expense Risk Charge" in the Prospectus dated May 1, 2003.)
**
The range of maximum and minimum total annual Fund operating expenses used in this example does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

        Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

DEATH BENEFIT (Page 27)

        The only Optional Benefit Package available in Contracts purchased on or after January 5, 2004 is the Annual Reset Death Benefit Package. Neither the Compound and 3-Year Reset Death Benefit Package nor the Earnings Enhancement Death Benefit may be selected in Contracts purchased on or after January 5, 2004. If you purchase the Annual Reset Death Benefit Package, the mortality and expense risk charge will increase by 0.30% to 1.55%, for total mortality and expense risk and administration charges of 1.70%.

CHARGES AND DEDUCTIONS
Mortality and Expense Risk Charges (Page 33)

        If you select the Optional Benefit Package (the Annual Reset Death Benefit Package), the mortality and expense risk charge will increase by 0.30% for a total mortality and expense risk charge of 1.55% (on an annual basis) of the average daily net assets of the Variable Account attributable to your Contract.

PART B

INFORMATION REQUIRED TO BE IN
THE STATEMENT OF ADDITIONAL INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY
P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
ELEMENTS® ACCESS VARIABLE ANNUITY
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

        This Statement of Additional Information contains information in addition to the information described in the Prospectus for the Elements® Access Variable Annuity, a group and individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

        THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2003.

STATEMENT OF ADDITIONAL INFORMATION

CALCULATION OF YIELDS AND TOTAL RETURNS

        From time to time, Protective Life may disclose yields, total returns, and other performance data pertaining to the Contracts for a Sub-Account. Such performance data will be computed or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

        Because of the charges and deductions imposed under a Contract, yields for the Sub-Accounts will be lower than the yields for their respective Funds. The calculations of yields, total returns, and other performance data do not reflect the effect of premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.50% of premium based on the state in which the Contract is sold.

Oppenheimer Money Fund Sub-Account Yield

        From time to time, advertisements and sales literature may quote the current annualized yield of the Oppenheimer Money Fund Sub-Account for a seven-day period in a manner which does not take into consideration any realized or unrealized gain, or losses on shares of the Oppenheimer Variable Account Funds Money Fund or on its portfolio securities.

        This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven day period in value of a hypothetical account under a Contract having a balance of 1 Accumulation Unit of the Oppenheimer Money Fund Sub-Account at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Oppenheimer Variable Account Funds Money Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract attributable to the hypothetical account. The charges and deductions reflect the per unit charges for the hypothetical account for: 1) the Annual Contract Maintenance Fee; 2) Administration Charge; and 3) the Mortality and Expense Risk Charge. For purposes of calculating current yields for a Contract, an average per unit Contract Maintenance Fee is used based on the $30 Contract Maintenance Fee deducted at the end of each Contract Year. Current Yield will be calculated according to the following formula:

    Current Yield = ((NCS-ES)/UV) × (365/7)

        Where:

NCS
the net change in the value of the Fund (exclusive of unrealized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical Account having a balance of 1 Sub-Account Accumulation Unit.
ES	per Accumulation Unit expenses attributable to the hypothetical account for the seven-day period.
UV	The Accumulation Unit value as of the end of the last day of the prior seven-day period.

        The effective yield of the Oppenheimer Variable Account Funds Money Fund Sub-Account determined on a compounded basis for the same seven-day period may also be quoted.

        The effective yield is calculated by compounding the unannualized base period return according to the following formula:

    Effective Yield = (1+((NCS-ES)/UV))365/7 - 1

        Where:

NCS
the net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Sub-Account Accumulation Unit.
ES	per Accumulation Unit expenses attributable to the hypothetical account for the seven-day period.
UV	the Accumulation Unit value as of the end of the last day of the prior seven-day period.

        Because of the charges and deductions imposed under the Contract, the current and effective yields for the Oppenheimer Money Fund Sub-Account will be lower than such yields for the Oppenheimer Variable Account Funds Money Fund.

        The current and effective yields on amounts held in the Oppenheimer Money Fund Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Oppenheimer Money Fund Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Oppenheimer Variable Account Funds Money Fund, the types of quality of portfolio securities held by the Oppenheimer Variable Account Funds Money Fund and the Oppenheimer Variable Account Funds Money Fund's operating expenses. Yields on amounts held in the Oppenheimer Money Fund Sub-Account may also be presented for periods other than a seven day period.

Other Sub-Account Yields

        From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Sub-Accounts (except the Oppenheimer Money Fund Sub-Account) for a Contract for 30-day or one-month periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30 day or one month period. Because the yield is annualized, the yield generated by a Sub-Account during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

        The yield is computed by: 1) dividing the net investment income of the Fund attributable to the Sub-Account Accumulation Units less Sub-Account expenses for the period; by 2) the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Sub-Account include the Annual Contract Maintenance Fee, the Administration Charge and the Mortality and Expense Risk Charge. The yield calculation assumes a Contract Maintenance Fee of $30 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 31-day or one-month yield, an average administration fee per dollar of Contract value in the Variable Account is used to determine the amount of the charge attributable to the Sub-Account for the 30-day or one-month period. The 30 day or one month yield is calculated according to the following formula:

    Yield = 2 × [(((NI-ES)/ (U × UV))+1)6 - 1]

        Where:

NI	net income of the Fund for the 30 day or one month period attributable to the Sub-Account Accumulation Units.
ES	expenses of the Sub-Account for the 30 day or one month period.
U	the average number of Accumulation Units outstanding.
UV	the Accumulation Unit value as of the end of the last day in the 30 day or one month period.

        Because of the charges and deductions imposed under the Contracts, the yield for the Sub-Account will be lower than the yield for the corresponding Fund.

        The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and its operating expenses.

Total Returns

        From time to time, sales literature or advertisements may also quote total returns for one or more of the Sub-Accounts for various periods of time.

        Until a Sub-Account has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the standard average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

        Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date of each period for which total return quotations are provided will generally be for the most recent month-end practicable considering the type and media of the communication and will be stated in the communication.

        All average annual total returns will be calculated using Sub-Account unit values computed on each Valuation Day based on the performance of the Sub-Account's underlying Fund, the deductions for the mortality and expense risk charge and the administration charge.

        The standard average annual total return calculation assumes that the contract maintenance fee is $30 per year per contract, expressed as a percentage of the average Contract Value. The standard average annual total return will be calculated according to the following formula:

    TR = (ERV/P) (1/N) - 1

        Where:

TR	=	the average annual total return net of Sub-Account recurring charges.
ERV	=	the ending redeemable value (net of any applicable charges) of the hypothetical account at the end of the period.
P	=	a hypothetical single Purchase Payment of $1,000.
N	=	the number of years in the period.

        In addition to standard average annual total returns, sales literature or advertisements may from time to time also quote nonstandard average annual total returns that do not reflect the contract maintenance fee. These nonstandard average annual total returns are calculated in exactly the same way as standard average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account the contract maintenance fee.

        Protective Life may also disclose cumulative total returns in conjunction with the formats described above. The cumulative total returns will be calculated using the following formula:

    CTR = (EV/P) - 1

        Where:

CTR	=	The cumulative total return net of Sub-Account recurring charges for the period.
EV	=	The ending value of the hypothetical investment at the end of the period that does not take into account the contract maintenance fee.
P	=	A hypothetical single Purchase Payment of $1,000.

Effect of the Contract Maintenance Fee on Performance Data

        The Contract provides for a $30 annual contract maintenance fee to be deducted at the end of each Contract Year from the Allocation Options based on the proportion that the value of each Allocation Option bears to the total Contract Value. For purposes of reflecting the contract maintenance fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

        Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

        Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

        The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

        Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Contract form has been filed with, and, where required approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

        Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

        Sutherland, Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

INDEPENDENT ACCOUNTANTS

        The statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 2002 and 2001 and the related statements of operations and changes in net assets for the years then ended and the consolidated balance sheets of Protective Life as of December 31, 2002 and 2001 and the related consolidated statements of income, share-owner's equity and cash flows for the three years ended December 31, 2002 and the related financial statement schedules included in this Statement of Additional Information and in the registration statement have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, Birmingham, Alabama, independent accountants, given on the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

        A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N. W., Washington, D.C. 20549.

FINANCIAL STATEMENTS

        The audited statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 2002 and 2001 and the related statements of operations and changes in net assets for the years then ended as well as the Report of Independent Accountants are contained herein.

        The audited consolidated balance sheets for Protective Life as of December 31, 2002 and 2001 and the related consolidated statements of income, share-owner's equity, and cash flows for each of the three years in the period ended December 31, 2002 as well as the Report of Independent Accountants are contained herein.

        Financial Statements follow this page.

        All other schedules to the financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

        In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of The Protective Variable Annuity Separate Account, consisting of PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, PIC Capital Growth, Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Investors Trust, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Investors Growth Stock, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, Van Kampen Asset Allocation, Van Kampen Aggressive Growth, Lord Abbett Growth & Income, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value and Goldman Sachs Internet Tollkeeper sub-accounts, at December 31, 2002 and 2001, and the results of its operations and changes in net assets for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 and 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Birmingham, Alabama

March 17, 2003

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$147,067	$70,867	$53,744	$79,424	$149,357	$111,630	$1,835
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	$147,067	$70,867	$53,744	$79,424	$149,357	$111,630	$1,835

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2002
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$9,121	$19,979	$34,332	$51,351	$92,390	$9,723	$8,187
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	$9,121	$19,979	$34,332	$51,351	$92,390	$9,723	$8,187

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2002
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$10,916	$15,474	$50,723	$61,479	$23,299	$44,876	$20,830
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	$10,916	$15,474	$50,723	$61,479	$23,299	$44,876	$20,830

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2002
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$9,687	$618	$1,063	$26,264	$28,404	$89,281	$97,455
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	(3)

Total assets	$9,687	$618	$1,063	$26,264	$28,404	$89,281	$97,452

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2002
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Total
Assets
Investment in sub-accounts at market value	$0	$0	$1,528	$0	$30,478	$19,245	$18,585	$1,389,212
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0	(3)

Total assets	$0	$0	$1,528	$0	$30,478	$19,245	$18,585	$1,389,209

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$196,572	$111,688	$56,473	$94,401	$242,466	$181,485	$2,404
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	$196,572	$111,688	$56,473	$94,401	$242,466	$181,485	$2,404

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$11,448	$41,054	$57,592	$73,551	$67,779	$13,817	$13,873
Receivable from Protective Life Insurance Company	0	7	0	0	0	0	0

Total assets	$11,448	$41,061	$57,592	$73,551	$67,779	$13,817	$13,873

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$13,215	$28,586	$79,599	$82,075	$27,028	$36,915	$27,076
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	$13,215	$28,586	$79,599	$82,075	$27,028	$36,915	$27,076

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$7,045	$384	$1,015	$34,140	$26,312	$65,219	$65,450
Receivable from Protective Life Insurance Company	0	0	0	1	0	1	1

Total assets	$7,045	$384	$1,015	$34,141	$26,312	$65,220	$65,451

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Total
Assets
Investment in sub-accounts at market value	$3,339	$7,387	$1,700	$352	$1,671,440
Receivable from Protective Life Insurance Company	0	0	1	0	11

Total assets	$3,339	$7,387	$1,701	$352	$1,671,451

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2002
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$1,314	$1,107	$3,552	$974	$1,255	$551	$31

Expense
Mortality and expense risk and administrative charges	2,373	1,261	763	1,270	2,683	1,995	32

Net investment income (loss)	(1,059)	(154)	2,789	(296)	(1,428)	(1,444)	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(8,771)	(12,659)	126	2,103	(21,269)	(16,058)	(74)
Capital gain distribution	0	0	0	7,056	0	0	38

Net realized gain (loss) on investments	(8,771)	(12,659)	126	9,159	(21,269)	(16,058)	(36)
Net unrealized appreciation (depreciation) on investments during the period	(13,465)	(6,727)	(358)	(16,227)	(31,353)	(26,717)	(600)

Net realized and unrealized gain (loss) on investments	(22,236)	(19,386)	(232)	(7,068)	(52,622)	(42,775)	(636)

Net increase (decrease) in net assets resulting from operations	$(23,295)	$(19,540)	$2,557	$(7,364)	$(54,050)	$(44,219)	$(637)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$268	$0	$129	$353	$1,275	$0	$289

Expense
Mortality and expense risk and administrative charges	142	405	636	863	1,096	168	146

Net investment income (loss)	126	(405)	(507)	(510)	179	(168)	143

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(452)	(9,513)	(9,174)	(4,383)	(222)	(450)	(2,252)
Capital gain distribution	0	0	0	0	1,010	0	0

Net realized gain (loss) on investments	(452)	(9,513)	(9,174)	(4,383)	788	(450)	(2,252)
Net unrealized appreciation (depreciation) on investments during the period	(1,219)	(3,332)	(4,286)	(11,174)	(6,527)	(4,308)	(1,239)

Net realized and unrealized gain (loss) on investments	(1,671)	(12,845)	(13,460)	(15,557)	(5,739)	(4,758)	(3,491)

Net increase (decrease) in net assets resulting from operations	$(1,545)	$(13,250)	$(13,967)	$(16,067)	$(5,560)	$(4,926)	$(3,348)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$157	$401	$557	$351	$3,045	$135

Expense
Mortality and expense risk and administrative charges	169	299	880	1,016	332	555	338

Net investment income (loss)	(169)	(142)	(479)	(459)	19	2,490	(203)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(279)	(10,556)	(9,749)	(4,222)	0	53	(565)
Capital gain distribution	0	0	0	0	0	0	0

Net realized gain (loss) on investments	(279)	(10,556)	(9,749)	(4,222)	0	53	(565)
Net unrealized appreciation (depreciation) on investments during the period	(3,858)	2,919	(12,077)	(11,813)	0	(104)	(5,739)

Net realized and unrealized gain (loss) on investments	(4,137)	(7,637)	(21,826)	(16,035)	0	(51)	(6,304)

Net increase (decrease) in net assets resulting from operations	$(4,306)	$(7,779)	$(22,305)	$(16,494)	$19	$2,439	$(6,507)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$755	$3	$33	$105	$114	$528	$723

Expense
Mortality and expense risk and administrative charges	112	8	18	407	383	1,030	1,097

Net investment income (loss)	643	(5)	15	(302)	(269)	(502)	(374)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(7)	(17)	(11)	(1,335)	(629)	(407)	(303)
Capital gain distribution	0	0	0	0	0	603	0

Net realized gain (loss) on investments	(7)	(17)	(11)	(1,335)	(629)	196	(303)
Net unrealized appreciation (depreciation) on investments during the period	(919)	(50)	(85)	(11,252)	(10,268)	(18,182)	(14,544)

Net realized and unrealized gain (loss) on investments	(926)	(67)	(96)	(12,587)	(10,897)	(17,986)	(14,847)

Net increase (decrease) in net assets resulting from operations	$(283)	$(72)	$(81)	$(12,889)	$(11,166)	$(18,488)	$(15,221)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Total
Investment income
Dividends	$99	$321	$0	$0	$172	$374	$101	$19,072

Expense
Mortality and expense risk and administrative charges	17	36	23	1	136	75	81	20,846

Net investment income (loss)	82	285	(23)	(1)	36	299	20	(1,774)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	231	(635)	(50)	(173)	(23)	(1)	(40)	(111,766)
Capital gain distribution	0	55	0	0	4	45	0	8,811

Net realized gain (loss) on investments	231	(580)	(50)	(173)	(19)	44	(40)	(102,955)
Net unrealized appreciation (depreciation) on investments during the period	(170)	71	(627)	100	(1,603)	234	(668)	(216,167)

Net realized and unrealized gain (loss) on investments	61	(509)	(677)	(73)	(1,622)	278	(708)	(319,122)

Net increase (decrease) in net assets resulting from operations	$143	$(224)	$(700)	$(74)	$(1,586)	$577	$(688)	$(320,896)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$1,237	$915	$4,911	$853	$2,385	$633	$0

Expense
Mortality and expense risk and administrative charges	3,088	1,958	833	1,281	3,823	2,932	28

Net investment income (loss)	(1,851)	(1,043)	4,078	(428)	(1,438)	(2,299)	(28)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(19,086)	(5,619)	257	904	(6,270)	(5,190)	(10)
Capital gain distribution	0	18,692	0	0	35,994	22,207	31

Net realized gain (loss) on investments	(19,086)	13,073	257	904	29,724	17,017	21
Net unrealized appreciation (depreciation) on investments during the period	(6,374)	(52,480)	(2,383)	15,894	(66,095)	(52,839)	184

Net realized and unrealized gain (loss) on investments	(25,460)	(39,407)	(2,126)	16,798	(36,371)	(35,822)	205

Net increase (decrease) in net assets resulting from operations	$(27,311)	$(40,450)	$1,952	$16,370	$(37,809)	$(38,121)	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$433	$0	$9	$380	$1,120	$0	$460

Expense
Mortality and expense risk and administrative charges	178	708	912	1,061	788	189	203

Net investment income (loss)	255	(708)	(903)	(681)	332	(189)	257

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(409)	(7,186)	(1,667)	(990)	(21)	(158)	(170)
Capital gain distribution	211	3,392	8,708	1,953	1,653	433	1,206

Net realized gain (loss) on investments	(198)	(3,794)	7,041	963	1,632	275	1,036
Net unrealized appreciation (depreciation) on investments during the period	(1,198)	(20,433)	(23,712)	(15,029)	(2,368)	(1,056)	(5,566)

Net realized and unrealized gain (loss) on investments	(1,396)	(24,227)	(16,671)	(14,066)	(736)	(781)	(4,530)

Net increase (decrease) in net assets resulting from operations	$(1,141)	$(24,935)	$(17,574)	$(14,747)	$(404)	$(970)	$(4,273)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$10	$360	$527	$433	$748	$824	$179

Expense
Mortality and expense risk and administrative charges	138	490	1,175	1,123	292	475	363

Net investment income (loss)	(128)	(130)	(648)	(690)	456	349	(184)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(69)	(2,311)	(818)	(667)	0	14	(157)
Capital gain distribution	80	5,621	7,913	0	0	1,169	3,315

Net realized gain (loss) on investments	11	3,310	7,095	(667)	0	1,183	3,158
Net unrealized appreciation (depreciation) on investments during the period	(2,359)	(18,661)	(19,664)	(8,482)	0	(415)	(6,753)

Net realized and unrealized gain (loss) on investments	(2,348)	(15,351)	(12,569)	(9,149)	0	768	(3,595)

Net increase (decrease) in net assets resulting from operations	$(2,476)	$(15,481)	$(13,217)	$(9,839)	$456	$1,117	$(3,779)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$425	$3	$12	$25	$30	$0	$16

Expense
Mortality and expense risk and administrative charges	77	5	9	383	259	518	535

Net investment income (loss)	348	(2)	3	(358)	(229)	(518)	(519)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(2)	(5)	(73)	(26)	(35)	(8)
Capital gain distribution	0	0	0	0	1,104	78	162

Net realized gain (loss) on investments	0	(2)	(5)	(73)	1,078	43	154
Net unrealized appreciation (depreciation) on investments during the period	(405)	(38)	20	(9,890)	(4,557)	(1,752)	(1,076)

Net realized and unrealized gain (loss) on investments	(405)	(40)	15	(9,963)	(3,479)	(1,709)	(922)

Net increase (decrease) in net assets resulting from operations	$(57)	$(42)	$18	$(10,321)	$(3,708)	$(2,227)	$(1,441)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Total
Investment income
Dividends	$42	$77	$10	$0	$17,057

Expense
Mortality and expense risk and administrative charges	35	54	13	3	23,929

Net investment income (loss)	7	23	(3)	(3)	(6,872)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(38)	(2)	(3)	(6)	(49,821)
Capital gain distribution	0	14	0	0	113,936

Net realized gain (loss) on investments	(38)	12	(3)	(6)	64,115
Net unrealized appreciation (depreciation) on investments during the period	13	(40)	(332)	(87)	(307,933)

Net realized and unrealized gain (loss) on investments	(25)	(28)	(335)	(93)	(243,818)

Net increase (decrease) in net assets resulting from operations	$(18)	$(5)	$(338)	$(96)	$(250,690)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2002
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$(1,059)	$(154)	$2,789	$(296)	$(1,428)	$(1,444)	$(1)
Net realized gain (loss) on investments	(8,771)	(12,659)	126	9,159	(21,269)	(16,058)	(36)
Net unrealized appreciation (depreciation) of investments during the period	(13,465)	(6,727)	(358)	(16,227)	(31,353)	(26,717)	(600)

Net increase (decrease) in net assets resulting from operations	(23,295)	(19,540)	2,557	(7,364)	(54,050)	(44,219)	(637)

From variable annuity contract transactions
Contract owners' net payments	2,685	752	1,017	1,483	2,144	2,082	59
Contract maintenance fees	(112)	(59)	(28)	(53)	(119)	(93)	(2)
Surrenders	(14,992)	(7,571)	(5,892)	(7,264)	(16,086)	(11,172)	(114)
Death benefits	(3,671)	(1,123)	(1,065)	(883)	(3,058)	(1,905)	(22)
Transfers (to) from other portfolios	(10,120)	(13,280)	682	(896)	(21,940)	(14,548)	147

Net increase (decrease) in net assets resulting from variable annuity policy transactions	(26,210)	(21,281)	(5,286)	(7,613)	(39,059)	(25,636)	68

Net increase (decrease) in net assets	(49,505)	(40,821)	(2,729)	(14,977)	(93,109)	(69,855)	(569)
Net assets, beginning of year	196,572	111,688	56,473	94,401	242,466	181,485	2,404

Net assets, end of year	$147,067	$70,867	$53,744	$79,424	$149,357	$111,630	$1,835

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Tust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$126	$(405)	$(507)	$(510)	$179	$(168)	$143
Net realized gain (loss) on investments	(452)	(9,513)	(9,174)	(4,383)	788	(450)	(2,252)
Net unrealized appreciation (depreciation) of investments during the period	(1,219)	(3,332)	(4,286)	(11,174)	(6,527)	(4,308)	(1,239)

Net increase (decrease) in net assets resulting from operations	(1,545)	(13,250)	(13,967)	(16,067)	(5,560)	(4,926)	(3,348)

From variable annuity contract transactions
Contract owners' net payments	428	474	853	1,986	6,491	664	445
Contract maintenance fees	(8)	(24)	(32)	(35)	(36)	(8)	(5)
Surrenders	(729)	(2,227)	(2,769)	(4,764)	(6,227)	(768)	(852)
Death benefits	(147)	(416)	(706)	(1,101)	(1,406)	(68)	(145)
Transfers (to) from other portfolios	(326)	(5,639)	(6,639)	(2,219)	31,349	1,012	(1,781)

Net increase (decrease) in net assets resulting from variable annuity policy transactions	(782)	(7,832)	(9,293)	(6,133)	30,171	832	(2,338)

Net increase (decrease) in net assets	(2,327)	(21,082)	(23,260)	(22,200)	24,611	(4,094)	(5,686)
Net assets, beginning of year	11,448	41,061	57,592	73,551	67,779	13,817	13,873

Net assets, end of year	$9,121	$19,979	$34,332	$51,351	$92,390	$9,723	$8,187

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$(169)	$(142)	$(479)	$(459)	$19	$2,490	$(203)
Net realized gain (loss) on investments	(279)	(10,556)	(9,749)	(4,222)	0	53	(565)
Net unrealized appreciation (depreciation) of investments during the period	(3,858)	2,919	(12,077)	(11,813)	0	(104)	(5,739)

Net increase (decrease) in net assets resulting from operations	(4,306)	(7,779)	(22,305)	(16,494)	19	2,439	(6,507)

From variable annuity contract transactions
Contract owners' net payments	994	461	2,269	2,441	3,957	1,286	1,330
Contract maintenance fees	(6)	(20)	(43)	(42)	(10)	(20)	(14)
Surrenders	(829)	(1,403)	(4,310)	(5,333)	(12,633)	(3,600)	(1,510)
Death benefits	(33)	(258)	(938)	(1,068)	(566)	(756)	(187)
Transfers (to) from other portfolios	1,881	(4,113)	(3,549)	(100)	5,504	8,612	642

Net increase (decrease) in net assets resulting from variable annuity policy transactions	2,007	(5,333)	(6,571)	(4,102)	(3,748)	5,522	261

Net increase (decrease) in net assets	(2,299)	(13,112)	(28,876)	(20,596)	(3,729)	7,961	(6,246)
Net assets, beginning of year	13,215	28,586	79,599	82,075	27,028	36,915	27,076

Net assets, end of year	$10,916	$15,474	$50,723	$61,479	$23,299	$44,876	$20,830

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Net investment income (loss)	$643	$(5)	$15	$(302)	$(269)	$(502)	(374)
Net realized gain (loss) on investments	(7)	(17)	(11)	(1,335)	(629)	196	(303)
Net unrealized appreciation (depreciation) of investments during the period	(919)	(50)	(85)	(11,252)	(10,268)	(18,182)	(14,544)

Net increase (decrease) in net assets resulting from operations	(283)	(72)	(81)	(12,889)	(11,166)	(18,488)	(15,221)

From variable annuity contract transactions
Contract owners' net payments	840	97	57	2,050	1,398	6,557	6,900
Contract maintenance fees	(3)	0	0	(17)	(14)	(34)	(33)
Surrenders	(617)	(37)	(122)	(1,824)	(1,931)	(5,100)	(5,737)
Death benefits	(118)	0	(2)	(357)	(343)	(688)	(969)
Transfers (to) from other portfolios	2,823	246	196	5,160	14,148	41,814	47,061

Net increase in net assets resulting from variable annuity policy transactions	2,925	306	129	5,012	13,258	42,549	47,222

Net increase in net assets	2,642	234	48	(7,877)	2,092	24,061	32,001
Net assets, beginning of year	7,045	384	1,015	34,141	26,312	65,220	65,451

Net assets, end of year	$9,687	$618	$1,063	$26,264	$28,404	$89,281	$97,452

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Total
From operations
Net investment income (loss)	$82	$285	$(23)	$(1)	$36	$299	$20	$(1,774)
Net realized gain (loss) on investments	231	(580)	(50)	(173)	(19)	44	(40)	(102,955)
Net unrealized appreciation (depreciation) of investments during the period	(170)	71	(627)	100	(1,603)	234	(668)	(216,167)

Net increase (decrease) in net assets resulting from operations	143	(224)	(700)	(74)	(1,586)	577	(688)	(320,896)

From variable annuity contract transactions
Contract owners' net payments	100	250	296	61	3,712	2,128	2,645	61,392
Contract maintenance fees	0	(1)	(1)	0	(4)	(2)	(2)	(880)
Surrenders	(61)	(457)	(122)	(5)	(497)	(323)	(222)	(128,100)
Death benefits	(37)	(38)	(9)	(3)	(37)	(42)	(29)	(22,194)
Transfers (to) from other portfolios	(3,484)	(6,917)	363	(331)	28,890	16,907	16,881	128,436

Net increase in net assets resulting from variable annuity policy transactions	(3,482)	(7,163)	527	(278)	32,064	18,668	19,273	38,654

Net increase (decrease) in net assets	(3,339)	(7,387)	(173)	(352)	30,478	19,245	18,585	(282,242)
Net assets, beginning of year	3,339	7,387	1,701	352	0	0	0	1,671,451

Net assets, end of year	$0	$0	$1,528	$0	$30,478	$19,245	$18,585	$1,389,209

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$(1,851)	$(1,043)	$4,078	$(428)	$(1,438)	$(2,299)	$(28)
Net realized gain (loss) on investments	(19,086)	13,073	257	904	29,724	17,017	21
Net unrealized appreciation (depreciation) of investments during the period	(6,374)	(52,480)	(2,383)	15,894	(66,095)	(52,839)	184

Net increase (decrease) in net assets resulting from operations	(27,311)	(40,450)	1,952	16,370	(37,809)	(38,121)	177

From variable annuity contract transactions
Contract owners' net payments	2,498	1,356	903	832	3,761	3,518	132
Contract maintenance fees	(121)	(70)	(26)	(45)	(132)	(106)	(1)
Surrenders	(17,958)	(10,531)	(5,340)	(6,698)	(20,285)	(13,412)	(75)
Death benefits	(3,082)	(1,544)	(810)	(825)	(3,199)	(2,279)	(5)
Transfers (to) from other portfolios	(20,122)	(18,453)	(534)	(2,996)	(15,792)	(16,376)	438

Net increase (decrease) in net assets resulting from variable annuity policy transactions	(38,785)	(29,242)	(5,807)	(9,732)	(35,647)	(28,655)	489

Net increase (decrease) in net assets	(66,096)	(69,692)	(3,855)	6,638	(73,456)	(66,776)	666
Net assets, beginning of year	262,668	181,380	60,328	87,763	315,922	248,261	1,738

Net assets, end of year	$196,572	$111,688	$56,473	$94,401	$242,466	$181,485	$2,404

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$255	$(708)	$(903)	$(681)	$332	$(189)	$257
Net realized gain (loss) on investments	(198)	(3,794)	7,041	963	1,632	275	1,036
Net unrealized appreciation (depreciation) of investments during the period	(1,198)	(20,433)	(23,712)	(15,029)	(2,368)	(1,056)	(5,566)

Net increase (decrease) in net assets resulting from operations	(1,141)	(24,935)	(17,574)	(14,747)	(404)	(970)	(4,273)

From variable annuity contract transactions
Contract owners' net payments	395	1,530	2,265	2,814	3,925	540	1,056
Contract maintenance fees	(8)	(31)	(35)	(36)	(24)	(8)	(6)
Surrenders	(1,073)	(3,108)	(3,415)	(4,230)	(2,842)	(665)	(765)
Death benefits	(87)	(543)	(593)	(955)	(559)	(110)	(64)
Transfers (to) from other portfolios	(974)	(3,711)	(384)	10,074	22,324	1,136	5,349

Net increase (decrease) in net assets resulting from variable annuity policy transactions	(1,747)	(5,863)	(2,162)	7,667	22,824	893	5,570

Net increase (decrease) in net assets	(2,888)	(30,798)	(19,736)	(7,080)	22,420	(77)	1,297
Net assets, beginning of year	14,336	71,859	77,328	80,631	45,359	13,894	12,576

Net assets, end of year	$11,448	$41,061	$57,592	$73,551	$67,779	$13,817	$13,873

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$(128)	$(130)	$(648)	$(690)	$456	$349	$(184)
Net realized gain (loss) on investments	11	3,310	7,095	(667)	0	1,183	3,158
Net unrealized appreciation (depreciation) of investments during the period	(2,359)	(18,661)	(19,664)	(8,482)	0	(415)	(6,753)

Net increase (decrease) in net assets resulting from operations	(2,476)	(15,481)	(13,217)	(9,839)	456	1,117	(3,779)

From variable annuity contract transactions
Contract owners' net payments	1,803	1,281	4,166	4,101	3,277	1,555	1,931
Contract maintenance fees	(4)	(23)	(44)	(39)	(7)	(16)	(13)
Surrenders	(476)	(2,202)	(4,911)	(4,844)	(7,267)	(2,632)	(1,445)
Death benefits	(102)	(303)	(574)	(932)	(492)	(547)	(252)
Transfers (to) from other portfolios	8,600	(2,897)	6,221	14,423	16,167	7,370	5,632

Net increase (decrease) in net assets resulting from variable annuity policy transactions	9,821	(4,144)	4,858	12,709	11,678	5,730	5,853

Net increase (decrease) in net assets	7,345	(19,625)	(8,359)	2,870	12,134	6,847	2,074
Net assets, beginning of year	5,870	48,211	87,958	79,205	14,894	30,068	25,002

Net assets, end of year	$13,215	$28,586	$79,599	$82,075	$27,028	$36,915	$27,076

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Net investment income (loss)	$348	$(2)	$3	$(358)	$(229)	$(518)	(519)
Net realized gain (loss) on investments	0	(2)	(5)	(73)	1,078	43	154
Net unrealized appreciation (depreciation) of investments during the period	(405)	(38)	20	(9,890)	(4,557)	(1,752)	(1,076)

Net increase (decrease) in net assets resulting from operations	(57)	(42)	18	(10,321)	(3,708)	(2,227)	(1,441)

From variable annuity contract transactions
Contract owners' net payments	634	8	54	5,588	3,368	8,660	7,254
Contract maintenance fees	(1)	0	0	(12)	(7)	(12)	(12)
Surrenders	(613)	(24)	(48)	(1,797)	(678)	(2,477)	(2,058)
Death benefits	(47)	0	0	(367)	(110)	(307)	(356)
Transfers (to) from other portfolios	3,951	147	659	19,079	14,813	49,313	47,523

Net increase in net assets resulting from variable annuity policy transactions	3,924	131	665	22,491	17,386	55,177	52,351

Net increase in net assets	3,867	89	683	12,170	13,678	52,950	50,910
Net assets, beginning of year	3,178	295	332	21,971	12,634	12,270	14,541

Net assets, end of year	$7,045	$384	$1,015	$34,141	$26,312	$65,220	$65,451

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Total
From operations
Net investment income (loss)	$7	$23	$(3)	$(3)	$(6,872)
Net realized gain (loss) on investments	(38)	12	(3)	(6)	64,115
Net unrealized appreciation (depreciation) of investments during the period	13	(40)	(332)	(87)	(307,933)

Net increase (decrease) in net assets resulting from operations	(18)	(5)	(338)	(96)	(250,690)

From variable annuity ontract transactions
Contract owners' net payments	225	799	477	127	70,833
Contract maintenance fees	(1)	(1)	0	0	(841)
Surrenders	(573)	(177)	(29)	(21)	(122,669)
Death benefits	0	(17)	(1)	(2)	(19,064)
Transfers (to) from other portfolios	2,207	5,257	1,252	271	159,967

Net increase in net assets resulting from variable annuity policy transactions	1,858	5,861	1,699	375	88,226

Net increase (decrease) in net assets	1,840	5,856	1,361	279	(162,464)
Net assets, beginning of year	1,499	1,531	340	73	1,833,915

Net assets, end of year	$3,339	$7,387	$1,701	$352	$1,671,451

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002 and 2001

(In Thousands)

1.    ORGANIZATION

        The Protective Variable Annuity Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on March 14, 1994. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (the Contracts) are allocated until maturity or termination of the Contracts.

        Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

        At December 31, 2000, the Separate Account was comprised of six proprietary sub-accounts and twenty-six independent sub-accounts. The six proprietary sub-accounts were the PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, and PIC Capital Growth sub-accounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The twenty-six independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Growth, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, Van Kampen Asset Allocation, Van Kampen Aggressive Growth and Goldman Sachs Internet Tollkeeper. During the year ended December 31, 2001, the MFS Growth with Income Fund changed its name to MFS Investors Trust Fund and the MFS Growth Fund changed its name to the MFS Investors Growth Stock Fund. On May 1, 2002, the Separate Account began offering Lord Abbett Growth and Income, Lord Abbett Bond Debenture, and Lord Abbett Mid-Cap Value, with sales beginning on that date.

        Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 5). The Separate Account's assets are the property of Protective Life.

        Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account balance as of December 31, 2002 and 2001 was approximately $316.8 and $217.2 million, respectively.

        Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual sub-accounts and between the sub-accounts and the Guaranteed Account.

2.    SIGNIFICANT ACCOUNTING POLICIES

        Investment Valuation - Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

        Realized Gains and Losses - Realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

        Dividend Income and Capital Gain Distributions - Dividend income and capital gain distributions recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the financial statements of the underlying investment company.

        Mortality and Expense Risk - Protective Life deducts a daily charge from the assets of the Separate Account to compensate Protective Life for assuming mortality and expense risks and to reimburse Protective Life for expenses incurred in the administration of the annuity contracts and the Separate Account. The mortality risk that Protective Life assumes includes the risk that annuitants may live for a longer period of time than estimated when the guarantees in the annuity contract were established. The mortality risk that Protective Life assumes also includes a guarantee to pay a death benefit if the annuity contract owner dies before the annuity commencement date. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. The mortality and expense risk and administration charges do not apply to the portion of the net assets that are allocated to the General Account. The mortality and expense risk and administration charges are determined according to the terms of the annuity contract.

        Surrender Charges - Protective Life may deduct a surrender charge (contingent deferred sales charge) from the contract value of some classes of contracts when an owner makes a full or partial surrender before the end of the surrender charge period. Surrender charges are calculated according to the terms the annuity contract being surrendered. Surrender charges are imposed to reimburse Protective Life for some of the costs of distributing the contracts.

        Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        Federal Income Taxes - The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been or is currently being made against the Separate Account for such tax.

3.    INVESTMENTS

        At December 31, 2002 and 2001, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	2002
	Shares	Cost	Market Value
PIC Growth and Income	13,907,457	$156,565	$147,067
PIC International Equity	9,740,188	110,309	70,867
PIC Global Income	5,314,870	53,684	53,744
PIC Small Cap Value	6,848,906	68,487	79,424
PIC CORE US Equity	11,855,876	182,187	149,357
PIC Capital Growth	8,571,018	136,129	111,630
Calvert Social Small Cap Growth	166,332	2,126	1,835
Calvert Social Balanced	6,080,374	12,691	9,121
MFS Emerging Growth	1,677,462	36,703	19,979
MFS Research	3,184,818	58,127	34,332
MFS Investors Trust	3,812,236	73,132	51,351
MFS Total Return	5,390,301	96,616	92,390
MFS New Discovery	931,349	15,477	9,723
MFS Utilities	680,510	14,894	8,187
MFS Investors Growth Stock	1,541,760	17,676	10,916
Oppenheimer Aggressive Growth	529,389	29,298	15,474
Oppenheimer Capital Appreciation	1,905,445	74,967	50,723
Oppenheimer Main Street Growth and Income	4,013,014	85,041	61,479
Oppenheimer Money Fund	23,298,701	23,299	23,299
Oppenheimer Strategic Bond	9,819,672	47,227	44,876
Oppenheimer Global Securities	1,176,860	34,049	20,830
Oppenheimer High Income	1,289,932	11,272	9,687
Van Eck Hard Asset	60,015	677	618
Van Eck Real Estate	105,560	1,091	1,063
Van Kampen Emerging Growth	1,375,798	52,099	26,264
Van Kampen Enterprise	2,710,349	45,367	28,404
Van Kampen Comstock	9,811,043	107,850	89,281
Van Kampen Growth and Income	7,234,737	113,104	97,455
Van Kampen Strategic Stock	0	0	0
Van Kampen Asset Allocation	0	0	0
Van Kampen Aggressive Growth	500,946	2,496	1,528
Goldman Sachs Internet Tollkeeper	0	0	0
Lord Abbett Growth & Income	1,618,575	32,081	30,478
Lord Abbett Bond Debenture	1,818,970	19,011	19,245
Lord Abbett Mid-Cap Value	1,340,933	19,253	18,585

	148,313,396	$1,732,985	$1,389,212

	2001
	Shares	Cost	Market Value
PIC Growth and Income	16,344,262	$192,605	$196,572
PIC International Equity	12,344,532	144,403	111,688
PIC Global Income	5,543,196	56,055	56,473
PIC Small Cap Value	6,858,410	67,237	94,401
PIC CORE US Equity	14,777,176	243,943	242,466
PIC Capital Growth	10,480,553	179,267	181,485
Calvert Social Small Cap Growth	162,419	2,095	2,404
Calvert Social Balanced	6,508,022	13,799	11,448
MFS Emerging Growth	2,283,312	54,446	41,054
MFS Research	4,021,797	77,101	57,592
MFS Investors Trust	4,293,697	84,158	73,551
MFS Total Return	3,642,080	65,478	67,779
MFS New Discovery	904,840	15,263	13,817
MFS Utilities	869,757	19,341	13,873
MFS Investors Growth Stock	1,352,609	16,117	13,215
Oppenheimer Aggressive Growth	702,005	45,329	28,586
Oppenheimer Capital Appreciation	2,176,033	91,766	79,599
Oppenheimer Main Street Growth and Income	4,321,993	93,824	82,075
Oppenheimer Money Fund	27,036,969	27,028	27,028
Oppenheimer Strategic Bond	7,990,219	39,162	36,915
Oppenheimer Global Securities	1,185,462	34,556	27,076
Oppenheimer High Income	824,985	7,711	7,045
Van Eck Hard Asset	35,956	393	384
Van Eck Real Estate	93,391	958	1,015
Van Kampen Emerging Growth	1,203,803	48,723	34,140
Van Kampen Enterprise	1,767,093	33,007	26,312
Van Kampen Comstock	5,705,946	65,606	65,219
Van Kampen Growth and Income	4,116,337	66,555	65,450
Van Kampen Strategic Stock	281,793	3,169	3,339
Van Kampen Asset Allocation	736,442	7,458	7,387
Van Kampen Aggressive Growth	376,056	2,041	1,700
Goldman Sachs Internet Tollkeeper	78,155	452	352

	149,019,300	$1,799,046	$1,671,440

        During the year ended December 31, 2002, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	99,696	1,940,424	472,555	298,786	93,571	61,228	40,046
Shares received from reinvestment of dividends	129,526	152,511	367,706	700,082	103,315	43,930	6,282

Total shares acquired	229,222	2,092,935	840,261	998,868	196,886	105,158	46,328
Shares redeemed	(2,666,027)	(4,697,279)	(1,068,587)	(1,008,372)	(3,118,186)	(2,014,693)	(42,415)

Net increase (decrease) in shares owned	(2,436,805)	(2,604,344)	(228,326)	(9,504)	(2,921,300)	(1,909,535)	3,913
Shares owned, beginning of period	16,344,262	12,344,532	5,543,196	6,858,410	14,777,176	10,480,553	162,419

Shares owned, end of period	13,907,457	9,740,188	5,314,870	6,848,906	11,855,876	8,571,018	166,332

Cost of shares acquired	$9,366	$21,957	$12,465	$16,532	$8,879	$6,726	$709

Cost of shares redeemed	$(45,406)	$(56,051)	$(14,836)	$(15,282)	$(70,635)	$(49,864)	$(678)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	635,000	8,544	49,574	189,536	1,762,426	175,477	79,086
Shares received from reinvestment of dividends	178,206	0	9,641	22,131	125,067	0	20,660

Total shares acquired	813,206	8,544	59,215	211,667	1,887,493	175,477	99,746
Shares redeemed	(1,240,854)	(614,394)	(896,194)	(693,128)	(139,272)	(148,968)	(288,993)

Net increase (decrease) in shares owned	(427,648)	(605,850)	(836,979)	(481,461)	1,748,221	26,509	(189,247)
Shares owned, beginning of period	6,508,022	2,283,312	4,021,797	4,293,697	3,642,080	904,840	869,757

Shares owned, end of period	6,080,374	1,677,462	3,184,818	3,812,236	5,390,301	931,349	680,510

Cost of shares acquired	$1,649	$1,025	$2,453	$8,501	$39,550	$3,156	$2,225

Cost of shares redeemed	$(2,757)	$(18,768)	$(21,427)	$(19,527)	$(8,412)	$(2,942)	$(6,672)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	500,084	8,174	133,624	250,758	31,972,206	3,310,948	527,777
Shares received from reinvestment of dividends	0	4,076	11,201	28,756	341,441	703,275	5,754

Total shares acquired	500,084	12,250	144,825	279,514	32,313,647	4,014,223	533,531
Shares redeemed	(310,933)	(184,866)	(415,413)	(588,493)	(36,051,915)	(2,184,770)	(542,133)

Net increase (decrease) in shares owned	189,151	(172,616)	(270,588)	(308,979)	(3,738,268)	1,829,453	(8,602)
Shares owned, beginning of period	1,352,609	702,005	2,176,033	4,321,993	27,036,969	7,990,219	1,185,462

Shares owned, end of period	1,541,760	529,389	1,905,445	4,013,014	23,298,701	9,819,672	1,176,860

Cost of shares acquired	$5,283	$1,003	$9,610	$10,528	$43,663	$22,907	$13,421

Cost of shares redeemed	$(3,724)	$(17,034)	$(26,409)	$(19,311)	$(47,392)	$(14,842)	$(13,928)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	690,585	145,487	41,868	366,683	1,242,905	4,211,155	3,266,701
Shares received from reinvestment of dividends	97,475	314	3,097	3,933	8,013	97,183	43,806

Total shares acquired	788,060	145,801	44,965	370,616	1,250,918	4,308,338	3,310,507
Shares redeemed	(323,113)	(121,742)	(32,796)	(198,621)	(307,662)	(203,241)	(192,107)

Net increase in shares owned	464,947	24,059	12,169	171,995	943,256	4,105,097	3,118,400
Shares owned, beginning of period	824,985	35,956	93,391	1,203,803	1,767,093	5,705,946	4,116,337

Shares owned, end of period	1,289,932	60,015	105,560	1,375,798	2,710,349	9,811,043	7,234,737

Cost of shares acquired	$7,550	$1,671	$573	$12,378	$19,044	$48,855	$53,997

Cost of shares redeemed	$(3,989)	$(1,387)	$(440)	$(9,002)	$(6,684)	$(6,611)	$(7,448)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Total
Shares purchased	82,569	218,608	313,399	25,141	1,611,746	1,810,111	1,351,148	57,987,626
Shares received from reinvestment of dividends	7,986	39,124	2	0	9,217	39,541	7,285	3,310,536

Total shares acquired	90,555	257,732	313,401	25,141	1,620,963	1,849,652	1,358,433	61,298,162
Shares redeemed	(372,348)	(994,174)	(188,511)	(103,296)	(2,388)	(30,682)	(17,500)	(62,004,066)

Net (decrease) increase in shares owned	(281,793)	(736,442)	124,890	(78,155)	1,618,575	1,818,970	1,340,933	(705,904)
Shares owned, beginning of period	281,793	736,442	376,056	78,155	0	0	0	149,019,300

Shares owned, end of period	0	0	500,946	0	1,618,575	1,818,970	1,340,933	148,313,396

Cost of shares acquired	$1,199	$2,829	$1,379	$115	$32,696	$20,054	$20,077	$464,025

Cost of shares redeemed	$(4,368)	$(10,287)	$(924)	$(567)	$(615)	$(1,043)	$(824)	$(530,086)

      During the year ended December 31, 2001, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	33,894	100,667	146,629	94,248	55,957	59,463	54,952
Shares received from reinvestment of dividends	99,693	1,978,784	487,840	63,376	2,232,257	1,235,722	2,107

Total shares acquired	133,587	2,079,451	634,469	157,624	2,288,214	1,295,185	57,059
Shares redeemed	(3,452,009)	(3,025,033)	(773,904)	(987,865)	(2,253,438)	(1,752,608)	(22,635)

Net increase (decrease) in shares owned	(3,318,422)	(945,582)	(139,435)	(830,241)	34,776	(457,423)	34,424
Shares owned, beginning of period	19,662,684	13,290,114	5,682,631	7,688,651	14,742,400	10,937,976	127,995

Shares owned, end of period	16,344,262	12,344,532	5,543,196	6,858,410	14,777,176	10,480,553	162,419

Cost of shares acquired	$7,520	$24,691	$8,584	$4,026	$48,191	$31,171	$885

Cost of shares redeemed	$(67,235)	$(41,921)	$(10,056)	$(13,260)	$(55,559)	$(45,108)	$(403)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	600,294	131,056	247,626	566,775	1,235,442	197,763	372,113
Shares received from reinvestment of dividends	364,324	161,768	532,175	124,106	148,376	28,276	80,601

Total shares acquired	964,618	292,824	779,801	690,881	1,383,818	226,039	452,714
Shares redeemed	(1,617,455)	(501,143)	(475,679)	(234,944)	(57,145)	(157,688)	(116,501)

Net increase (decrease) in shares owned	(652,837)	(208,319)	304,122	455,937	1,326,673	68,351	336,213
Shares owned, beginning of period	7,160,859	2,491,631	3,717,675	3,837,760	2,315,407	836,489	533,544

Shares owned, end of period	6,508,022	2,283,312	4,021,797	4,293,697	3,642,080	904,840	869,757

Cost of shares acquired	$2,224	$9,077	$16,568	$16,721	$27,748	$4,231	$10,728

Cost of shares redeemed	$(3,914)	$(19,456)	$(12,592)	$(8,772)	$(2,960)	$(3,252)	$(3,865)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	949,615	42,348	265,650	725,167	24,349,413	1,926,547	354,838
Shares received from reinvestment of dividends	8,211	130,766	221,123	22,702	756,965	435,069	154,100

Total shares acquired	957,826	173,114	486,773	747,869	25,106,378	2,361,616	508,938
Shares redeemed	(56,752)	(152,340)	(197,038)	(151,428)	(12,963,025)	(782,555)	(147,801)

Net increase in shares owned	901,074	20,774	289,735	596,441	12,143,353	1,579,061	361,137
Shares owned, beginning of period	451,535	681,231	1,886,298	3,725,552	14,893,616	6,411,158	824,325

Shares owned, end of period	1,352,609	702,005	2,176,033	4,321,993	27,036,969	7,990,219	1,185,462

Cost of shares acquired	$11,078	$10,448	$24,117	$19,312	$29,734	$12,527	$14,371

Cost of shares redeemed	$(1,374)	$(11,430)	$(12,812)	$(7,960)	$(17,600)	$(5,265)	$(5,544)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	597,060	15,752	77,687	693,758	1,089,926	4,700,555	3,261,026
Shares received from reinvestment of dividends	47,736	275	1,144	768	76,792	6,898	11,693

Total shares acquired	644,796	16,027	78,831	694,526	1,166,718	4,707,453	3,272,719
Shares redeemed	(162,608)	(4,525)	(16,724)	(20,918)	(22,588)	(44,886)	(11,246)

Net increase in shares owned	482,188	11,502	62,107	673,608	1,144,130	4,662,567	3,261,473
Shares owned, beginning of period	342,797	24,454	31,284	530,195	622,963	1,043,379	854,864

Shares owned, end of period	824,985	35,956	93,391	1,203,803	1,767,093	5,705,946	4,116,337

Cost of shares acquired	$6,318	$186	$917	$24,479	$19,508	$56,364	$53,119

Cost of shares redeemed	$(2,046)	$(59)	$(254)	$(2,420)	$(1,273)	$(1,663)	$(1,134)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Van Kampen Aggressive Growth	Goldman Sachs Internet Tollkeeper	Total
Shares purchased	200,346	593,379	354,887	99,122	44,193,955
Shares received from reinvestment of dividends	3,716	9,443	1,834	0	9,428,640

Total shares acquired	204,062	602,822	356,721	99,122	53,622,595
Shares redeemed	(47,599)	(9,366)	(26,237)	(31,642)	(30,277,325)

Net increase in shares owned	156,463	593,456	330,484	67,480	23,345,270
Shares owned, beginning of period	125,330	142,986	45,572	10,675	125,674,030

Shares owned, end of period	281,793	736,442	376,056	78,155	149,019,300

Cost of shares acquired	$2,596	$6,159	$1,911	$588	$506,097

Cost of shares redeemed	$(769)	$(263)	$(219)	$(222)	$(360,660)

4.    FINANCIAL HIGHLIGHTS

	As of December 31, 2002				For the Year Ended December 31, 2002
	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
PIC Growth and Income	10,226	$7.54	$14.79	$147,067	0.78%	0.70%	1.80%	-12.89%	-11.92%
PIC International Equity	6,518	$6.45	$11.02	$70,867	1.23%	0.70%	1.80%	-19.88%	-18.98%
PIC Global Income	3,330	$11.86	$16.43	$53,744	6.50%	0.70%	1.80%	4.45%	5.62%
PIC Small Cap Value	4,654	$13.75	$17.26	$79,424	1.07%	0.70%	1.80%	-8.33%	-7.30%
PIC CORE U.S. Equity	8,549	$6.75	$18.16	$149,357	0.66%	0.70%	1.80%	-23.99%	-23.14%
PIC Capital Growth	7,288	$6.93	$16.00	$111,630	0.39%	0.70%	1.80%	-25.79%	-24.96%
Calvert Social Small Cap Growth	175	$10.37	$10.71	$1,835	1.33%	0.70%	1.80%	-23.94%	-23.09%
Calvert Social Balanced	859	$8.42	$10.77	$9,121	2.59%	0.70%	1.80%	-13.73%	-12.76%
MFS Emerging Growth	2,288	$5.43	$8.93	$19,979	0.00%	0.70%	1.80%	-34.95%	-34.22%
MFS Research	3,960	$6.51	$8.82	$34,332	0.28%	0.70%	1.80%	-25.90%	-25.07%
MFS Investors Trust	5,748	$6.81	$9.24	$51,351	0.57%	0.70%	1.80%	-22.39%	-21.52%
MFS Total Return	7,232	$10.77	$13.27	$92,390	1.59%	0.70%	1.80%	-6.87%	-5.83%
MFS New Discovery	792	$9.41	$12.54	$9,723	0.00%	0.70%	1.80%	-32.86%	-32.11%
MFS Utilities	1,001	$7.43	$8.29	$8,187	2.79%	0.70%	1.80%	-24.15%	-23.30%
MFS Investors Growth Stock	2,349	$4.60	$4.73	$10,916	0.00%	0.70%	1.80%	-28.84%	-28.04%
Oppenheimer Aggressive Growth	1,685	$6.24	$9.33	$15,474	0.74%	0.70%	1.80%	-29.09%	-28.30%
Oppenheimer Capital Appreciation	4,522	$7.86	$11.77	$50,723	0.63%	0.70%	1.80%	-28.18%	-27.37%
Oppenheimer Main Street Growth and Income	6,760	$7.01	$9.39	$61,479	0.76%	0.70%	1.80%	-20.26%	-19.37%
Oppenheimer Money Fund	18,065	$1.10	$1.30	$23,299	1.46%	0.70%	1.80%	-0.35%	0.76%
Oppenheimer Strategic Bond	3,816	$11.56	$11.83	$44,876	7.51%	0.70%	1.80%	5.51%	6.69%
Oppenheimer Global Securities	1,774	$9.49	$12.19	$20,830	0.55%	0.70%	1.80%	-23.54%	-22.68%
Oppenheimer High Income	987	$9.37	$9.97	$9,687	8.97%	0.70%	1.80%	-4.15%	-3.08%
Van Eck Hard Asset	59	$9.70	$10.58	$618	0.52%	0.70%	1.80%	-4.58%	-3.51%
Van Eck Real Estate	93	$10.91	$11.54	$1,063	2.69%	0.70%	1.80%	-6.19%	-5.14%
Van Kampen Emerging Growth	7,981	$3.25	$3.34	$26,264	0.34%	0.70%	1.80%	-33.70%	-32.96%
Van Kampen Enterprise	6,674	$4.20	$4.32	$28,404	0.39%	0.70%	1.80%	-30.60%	-29.82%
Van Kampen Comstock	8,927	$9.87	$10.16	$89,281	0.67%	0.70%	1.80%	-20.70%	-19.81%
Van Kampen Growth and Income	11,160	$8.62	$8.87	$97,452	0.86%	0.70%	1.80%	-16.04%	-15.10%
Van Kampen Strategic Stock	0	$11.78	$12.11	$0	7.71%	0.70%	1.80%	2.53%	3.68%
Van Kampen Asset Allocation	0	$8.96	$9.22	$0	11.99%	0.70%	1.80%	-3.90%	-2.83%
Van Kampen Aggressive Growth	495	$3.06	$3.13	$1,528	0.00%	0.70%	1.80%	-33.74%	-33.00%
Goldman Sachs Internet Tollkeeper	0	$3.59	$3.67	$0	0.00%	0.70%	1.80%	-20.52%	-19.64%
Lord Abbett Growth & Income	3,757	$8.08	$8.15	$30,478	2.92%	0.70%	1.80%	-18.39%	-17.78	%(a)
Lord Abbett Bond Debenture	1,864	$10.28	$10.37	$19,245	3.48%	0.70%	1.80%	1.85%	2.61	%(a)
Lord Abbett Mid-Cap Value	2,208	$8.38	$8.45	$18,585	1.55%	0.70%	1.80%	-14.95%	-14.31	%(a)
*	These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.
(a)	Start date May 1, 2002

5.    RELATED PARTY TRANSACTIONS

        Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the contract.

        Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. Loans outstanding approximated $0.4 million at both December 31, 2002 and 2001, respectively.

        All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

        In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form N-4 present fairly, in all material respects, the financial position of Protective Life Insurance Company and Subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        As discussed in Note A of the Notes to the Consolidated Financial Statements, effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" and effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 19, 2003

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	2002	2001	2000
REVENUES
Premiums and policy fees	$1,529,834	$1,389,819	$1,175,943
Reinsurance ceded	(746,980)	(771,151)	(686,108)

Net of reinsurance ceded	782,854	618,668	489,835
Net investment income	980,059	839,103	692,081
Realized investment gains (losses):
Derivative financial instruments	(12,959)	(1,718)	2,157
All other investments	12,314	(6,123)	(16,756)
Other income	41,483	38,578	35,194

	1,803,751	1,488,508	1,202,511

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 2002 — $699,808; 2001 — $609,996; 2000 — $538,291)	1,162,231	972,624	760,778
Amortization of deferred policy acquisition costs	239,490	147,058	143,180
Amortization of goodwill	0	2,827	2,514
Other operating expenses (net of reinsurance ceded: 2002 — $177,509; 2001 — $167,243; 2000 — $223,498)	160,407	152,041	121,417

	1,562,128	1,274,550	1,027,889

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	241,623	213,958	174,622
INCOME TAX EXPENSE
Current	75,335	118,421	12,180
Deferred	8,894	(47,964)	49,298

	84,229	70,457	61,478

Net income from continuing operations before cumulative effect of change in accounting principle	157,394	143,501	113,144
Income (loss) from discontinued operations, net of income tax	0	(9,856)	16,299
Loss from sale of discontinued operations, net of income tax	0	(17,754)	0

Net income before cumulative effect of change in accounting principle	157,394	115,891	129,443
Cumulative effect of change in accounting principle, net of income tax	0	(8,341)	0

NET INCOME	$157,394	$107,550	$129,443

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share amounts)

	December 31
	2002	2001
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 2002 — $11,212,765; 2001 — $9,719,057)	$11,655,465	$9,812,091
Equity securities, at market (cost: 2002 — $51,095; 2001 — $62,051)	48,799	60,493
Mortgage loans on real estate	2,518,151	2,512,844
Investment real estate, net of accumulated depreciation (2002 — $1,099; 2001 — $1,452)	15,499	24,173
Policy loans	543,161	521,840
Other long-term investments	210,381	100,686
Short-term investments	447,155	228,396

Total investments	15,438,611	13,260,523
Cash	85,850	107,166
Accrued investment income	180,950	158,841
Accounts and premiums receivable, net of allowance for uncollectible amounts (2002 — $2,825; 2001 — $3,025)	50,544	55,809
Reinsurance receivables	2,382,223	2,173,987
Deferred policy acquisition costs	1,683,224	1,532,683
Goodwill, net	35,143	35,992
Property and equipment, net	38,878	46,337
Other assets	259,627	219,355
Assets related to separate accounts:
Variable Annuity	1,513,824	1,910,651
Variable Universal Life	114,364	77,162
Other	4,330	3,997

	$21,787,568	$19,582,503

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$8,316,171	$6,974,685
Unearned premiums	781,008	901,653

Total policy liabilities and accruals	9,097,179	7,876,338
Stable value contract deposits	4,018,552	3,716,530
Annuity deposits	3,744,000	3,248,218
Other policyholders' funds	141,336	132,124
Other liabilities	620,731	410,621
Accrued income taxes	36,859	125,835
Deferred income taxes	206,845	72,403
Note payable	2,264	2,291
Indebtedness to related parties	2,000	6,000
Securities sold under repurchase agreements	0	117,000
Liabilities related to separate accounts:
Variable Annuity	1,513,824	1,910,651
Variable Universal Life	114,364	77,162
Other	4,330	3,997

Total liabilities	19,502,284	17,699,170

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value, shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	846,619	785,419
Note receivable from PLC Employee Stock Ownership Plan	(3,838)	(4,499)
Retained earnings	1,201,587	1,044,243
Accumulated other comprehensive income
Net unrealized gains (losses) on investments (net of income tax: 2002 — $128,145; 2001 — $28,629)	237,983	53,168
Accumulated gain (loss) — hedging (net of income tax: 2002 — $(1,114))	(2,069)

Total share-owner's equity	2,285,284	1,883,333

	$21,787,568	$19,582,503

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Accumu- lated Gain (Loss) Hedging	Total Share- Owner's Equity
Balance, December 31, 1999	$2	$5,000	$570,419	$(5,148)	$812,302	$(146,080)	$0	$1,236,495

Net income for 2000					129,443			129,443
Change in net unrealized gains/losses on investments (net of income tax — $45,887)						85,221		85,221
Reclassification adjustment for amounts included in net income (net of income tax — $5,110)						9,489		9,489

Comprehensive income for 2000								224,153

Capital contribution			81,000					81,000
Common dividend ($0.40 per share)					(2,000)			(2,000)
Decrease in note receivable from PLC ESOP				307				307

Balance, December 31, 2000	2	5,000	651,419	(4,841)	939,745	(51,370)	0	1,539,955

Net income for 2001					107,550			107,550
Change in net unrealized gains/losses on investments (net of income tax — $52,019)						96,607		96,607
Reclassification adjustment for amounts included in net income (net of income tax — $2,143)						3,980		3,980
Transition adjustment on derivative financial instruments (net of income tax — $2,127)						3,951		3,951

Comprehensive income for 2001								212,088

Capital contribution			134,000					134,000
Common dividend — transfer of subsidiary to PLC (See Note A					(2,052)			(2,052)
Preferred dividend ($500.00 per share)					(1,000)			(1,000)
Decrease in note receivable from PLC ESOP				342				342

Balance, December 31, 2001	2	5,000	785,419	(4,499)	1,044,243	53,168	0	1,883,333

Net income for 2002					157,394			157,394
Change in net unrealized gains/losses on investments (net of income tax — $103,826)						192,819		192,819
Reclassification adjustment for amounts included in net income (net of income tax — $(4,310))						(8,004)		(8,004)
Change in accumulated gain (loss) — hedging (net of income tax — $(1,114))							(2,069)	(2,069)

Comprehensive income for 2002								340,140

Capital contribution			61,200					61,200
Preferred dividend ($25.00 per share)					(50)			(50)
Decrease in note receivable from PLC ESOP				661				661

Balance, December 31, 2002	$2	$5,000	$846,619	$(3,838)	$1,201,587	$237,983	$(2,069)	$2,285,284

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	December 31
	2002	2001	2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$157,394	$107,550	$129,443
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses	645	7,841	14,599
Amortization of deferred policy acquisition costs	239,490	154,383	149,574
Amortization of goodwill	0	8,328	7,797
Capitalization of deferred policy acquisition costs	(437,325)	(317,626)	(338,685)
Loss from sale of discontinued operations	0	17,754	0
Depreciation expense	10,409	11,651	9,581
Deferred income taxes	8,894	(40,970)	55,161
Accrued income taxes	(88,976)	139,016	13,715
Interest credited to universal life and investment products	900,930	944,098	766,004
Policy fees assessed on universal life and investment products	(268,191)	(222,415)	(197,581)
Change in accrued investment income and other receivables	(303,497)	(238,097)	(158,107)
Change in policy liabilities and other policyholder funds of traditional life and health products	493,714	444,119	499,674
Change in other liabilities	93,368	132,497	(21,592)
Other (net)	76,597	9,306	(35,103)

Net cash provided by operating activities	883,452	1,157,435	894,480

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	12,780,736	3,062,262	12,828,276
Other	485,639	283,181	133,814
Sale of investments:
Investments available for sale	22,862,420	8,943,123	810,716
Other	15,798	0	5,222
Cost of investments acquired:
Investments available for sale	(37,145,100)	(13,652,930)	(14,369,630)
Corporate owned life insurance	0	(100,000)	0
Other	(475,733)	(378,520)	(463,909)
Acquisitions and bulk reinsurance assumptions	130,515	(118,557)	(162,409)
Purchase of property and equipment	(8,982)	(10,099)	(5,084)
Sale of discontinued operations, net of cash transferred	0	216,031	0
Sale of property and equipment	48	70	0

Net cash used in investing activities	(1,354,659)	(1,755,439)	(1,223,004)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	2,050,772	2,574,954	2,197,800
Capital contribution from PLC	60,785	134,000	81,000
Principal payments on line of credit arrangements and long-term debt	(2,167,799)	(2,457,979)	(2,197,823)
Principal payment on surplus note to PLC	(4,000)	(4,000)	(4,000)
Dividends to share owner	(50)	(1,000)	(2,000)
Investment product deposits and change in universal life deposits	1,687,213	1,735,653	1,811,484
Investment product withdrawals	(1,177,030)	(1,315,179)	(1,553,282)

Net cash provided by financing activities	449,891	666,449	333,179

INCREASE (DECREASE) IN CASH	(21,316)	68,445	4,655
CASH AT BEGINNING OF YEAR	107,166	38,721	34,066

CASH AT END OF YEAR	$85,850	$107,166	$38,721

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

        The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (Protective) are prepared on the basis of accounting principles generally accepted in the United States of America. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

    Entities Included

        The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation (PLC), an insurance holding company. The consolidated financial statements also include the accounts of special trusts or entities that do not have substantive residual equity holders which bear risks and rewards of ownership, formed to purchase funding agreements issued by Protective.

        On October 1, 2000, PLC transferred its ownership of twenty companies (that marketed prepaid dental products) to Protective. On May 1, 2001, PLC transferred its ownership of another five companies (that marketed prepaid dental products) to Protective. Protective has recorded these transactions on a pooling of interests basis whereby Protective's financial statements reflect the consolidation of the contributed entities as if they had been wholly owned by Protective for all periods in which common control existed.

        On December 31, 2001, Protective sold substantially all of the companies transferred from PLC as part of the sale of the Dental Benefits Division. For more information see the discussion under the heading "Discontinued Operations" included in Note A herein.

    Nature of Operations

        Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. Protective also maintains a separate division devoted to the acquisition of insurance policies from other companies.

        The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

    Recently Issued Accounting Standards

        On January 1, 2001, Protective adopted Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133, as amended by SFAS Nos. 137 and 138, requires Protective to record all derivative financial instruments, at fair value on the balance sheet. Changes in fair value of a derivative instrument are reported in net income or other comprehensive income, depending on the designated use of the derivative instrument. The adoption of

SFAS No. 133 resulted in a cumulative charge to net income, net of income tax, of $8.3 million and a cumulative after-tax increase to other comprehensive income of $4.0 million on January 1, 2001. The charge to net income and increase to other comprehensive income primarily resulted from the recognition of derivative instruments embedded in Protective's corporate bond portfolio. In addition, the charge to net income includes the recognition of the ineffectiveness on existing hedging relationships including the difference in spot and forward exchange rates related to foreign currency swaps used as an economic hedge of foreign-currency-denominated stable value contracts. Prospectively, the adoption of SFAS No. 133 may introduce volatility into Protective's reported net income and other comprehensive income depending on future market conditions and Protective's hedging activities.

        In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS Nos. 141, "Business Combinations", and 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires that business combinations initiated after June 30, 2001, be accounted for using the purchase method. SFAS No. 142 revises the standards for accounting for acquired goodwill and other intangible assets. Protective adopted SFAS No. 142 in the first quarter of 2002. Protective has performed an impairment test and determined that its goodwill was not impaired at January 1, or October 31, 2002.

        The following table illustrates adjusted income from continuing operations before cumulative effect of change in accounting principle as if these pronouncements were adopted as of January 1, 2000:

	Year Ended December 31
	2002	2001	2000
Adjusted net income:
Income from continuing operations before cumulative effect of change in accounting principle	$157,394	$143,501	$113,144
Add back amortization of goodwill, net of income tax	0	1,838	1,634

Adjusted income from continuing operations before cumulative effect of change in accounting principle	$157,394	$145,339	$114,778
Income (loss) from discontinued operations, net of income tax	0	(9,856)	16,299
Loss from sale of discontinued operations, net of income tax	0	(17,754)	0

Adjusted net income before cumulative effect of change in accounting principle	157,394	117,729	131,077
Cumulative effect of change in accounting principle, net of income tax	0	(8,341)	0

Adjusted net income	$157,394	$109,388	$131,077

        In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires that companies record the fair value of a liability for an asset retirement obligation in the period in which the liability is incurred. The Statement is effective for fiscal years beginning after June 15, 2002. Protective does not expect the adoption of SFAS No. 143 go have a material effect on Protective's financial position or results of operations.

        In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 requires that the same accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, expands the use of discontinued operations accounting to include more types of transactions and changes the timing of when discontinued operations accounting is applied. Protective adopted SFAS No. 144 on January 1, 2002, and the adoption did not have a material effect on Protective's financial position or results of operations.

        In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections as of April 2002." SFAS No. 145 rescinds SFAS No. 4, which required companies to treat the extinguishment of debt as an extraordinary item. SFAS No. 145 requires companies to apply APB Opinion 30 when determining the accounting for the extinguishment of debt. The statement also rescinds and amends other statements to make various technical corrections and clarifications. SFAS No. 145 is effective for fiscal years beginning after May 15, 2002. Protective does not accept the adoption of SFAS No. 145 to have a material effect on Protective's financial position or results of operations.

        In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires companies to record a liability for a cost associated with an exit or disposal activity when the liability is incurred. The statement is effective for exit or disposal activities initiated after December 31, 2002. Protective does not expect the adoption of SFAS No. 146 to have a material effect on Protective's financial position or results of operations.

        In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure, an amendment of SFAS No. 123." SFAS No. 148 amends SFAS No. 123 to offer alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. Protective adopted the fair value based method prescribed by SFAS No. 123 in 1995, therefore SFAS No. 148 will have no effect on Protective's financial position or results of operations.

        In November, 2002, the FASB issued FASB Interpretation No. (FIN) 45 "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Others." FIN 45 clarifies the requirements of SFAS No. 5 "Accounting for Contingencies" relating to the guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. Protective does not expect FIN 45 to have a material effect on Protective's financial position or results of operations.

        In January, 2003, the FASB issued FIN 46 "Consolidation of Variable Interest Entities." FIN 46 clarifies the application of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated support from the other parties. Protective is currently assessing the impact that FIN 46 will have on its financial condition and results of operations. FIN 46 potentially will affect the accounting related to a lease arrangement currently accounted for as an operating lease that involves a special purpose vehicle (SPV). Although Protective does not expect the provisions of FIN 46 to have a material impact on its results of operations, had the provision been effective at December 31, 2002, Protective's reported assets and liabilities would have increased by approximately $75 million.

        In May 2002, the Derivatives Implementation group of the FASB exposed for comment Issue No. B36, "Bifurcation of Embedded Credit Derivatives" (DIG B36). DIG B36 would require the bifurcation of potential embedded derivatives within modified coinsurance and funds withheld coinsurance arrangements in which the terms require the future payment of a principal amount plus a return based on a specified proportion of the ceding company's return on either its general account assets or a specified block of those assets. The proposed effective date of the implementation guidance in DIG B36 is for the first fiscal quarter beginning after June 15, 2003 and would be applied on a prospective basis. Protective is currently evaluating the impact of this pronouncement on its financial statements but does not anticipate a material impact on its financial condition or results of operations.

    Investments

        Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

        Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

        Estimated market values were derived from the durations of Protective's fixed maturities and mortgage loans. Duration measures the relationship between changes in market value to changes in interest rates. While these estimated market values generally provide an indication of how sensitive the market values of Protective's fixed maturities and mortgage loans are to changes in interest rates, they do not represent management's view of future market changes, and actual market results may differ from these estimates.

        Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.6 million in bank deposits voluntarily restricted as to withdrawal.

        As prescribed by generally accepted accounting principles, certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise.

        Protective believes that an insurance company's balance sheet may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (including unrealized gains and losses on investments). The carrying value of Protective's investments, deferred policy acquisition costs, deferred income taxes and share-owner's equity are all affected by recording unrealized gains and losses on investments, therefore these items are separately identified in the table below. The captions "all other assets" and "all other liabilities" represent the assets and liabilities unaffected by recording unrealized gains and losses on investments. Protective's balance sheets at December 31, adjusted for the effects of recording accumulated other comprehensive income (including unrealized gains and losses on investments), are as follows:

	2002	2001
Total investments	$14,982,469	$13,157,623
Deferred policy acquisition costs	1,776,421	1,553,786
All other assets	4,665,733	4,789,297

	$21,424,623	$19,500,706

Deferred income taxes	$79,814	$43,774
All other liabilities	19,295,439	17,626,767

	19,375,253	17,670,541
Share-owner's equity	2,049,370	1,830,165

	$21,424,623	$19,500,706

        Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    Derivative Financial Instruments

        Protective utilizes a risk management strategy that incorporates the use of derivative financial instruments, primarily to reduce its exposure to interest rate risk as well as currency exchange risk.

        Combinations of interest rate swap contracts, options and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments and mortgage-backed securities. Interest rate swap contracts generally involve the exchange of fixed and variable rate interest payments between two parties, based on a common notional principal amount and maturity date. Interest rate futures generally involved exchange traded contracts to buy or sell treasury bonds and notes in the future at specified prices. Interest rate options represent contracts that allow the holder of the option to receive cash or purchase, sell or enter into a financial instrument at a specified price within a specified period of time. Protective uses interest rate swap contracts, caps, and floors to modify the interest characteristics of certain investments and liabilities. Swap contracts are also used to alter the effective durations of assets and liabilities. Protective uses foreign currency swaps to reduce its exposure to currency exchange risk on certain stable value contracts denominated in foreign currencies, primarily the European euro and the British pound.

        Derivative instruments expose Protective to credit and market risk. Protective minimizes its credit risk by entering into transactions with highly rated counterparties. Protective manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken.

        Protective monitors its use of derivatives in connection with its overall asset/liability management programs and procedures. Protective's asset/liability committee is responsible for implementing various hedging strategies that are developed through its analysis of data from financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into Protective's overall interest rate and currency exchange risk management strategies.

        All derivatives are recognized on the balance sheet (in "other long-term investments" or "other liabilities") at their fair value (primarily estimates from independent pricing services). On the date the derivative contract is entered into, Protective designates the derivative as (1) a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (3) as a derivative either held for investment purposes or held as a natural hedging instrument designed to act as an economic hedge against the changes in value or cash flows of a hedged item ("other" derivative). Changes in the fair value of a derivative that is highly effective as — and that is designated and qualifies as — a fair-value hedge, along with the loss or gain on the hedged asset or liability that is attributable to the hedged risk (including losses or gains on firm commitments), are recorded in current-period earnings. Changes in the fair value of a derivative that is highly effective as — and that is designated and qualified as — a cash-flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows. Changes in the fair value of other derivatives are recognized in current earnings and reported in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated statements of income.

        Protective formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair-value or cash-flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Protective also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, Protective discontinues hedge accounting prospectively, as discussed below.

        Protective discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; (4) because a hedged firm commitment no longer meets the definition of a firm commitment; or (5) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

        When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will remain therein until such time as they are reclassified to earnings as originally forecasted to occur. In all situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings.

        Fair-Value Hedges.  Protective has designated, as a fair value hedge, callable interest rate swaps used to modify the interest characteristics of certain stable value contracts. In assessing hedge effectiveness, Protective excludes the embedded call option's time value component from each derivative's total gain or loss. In 2002 and 2001, total measured ineffectiveness for the fair value hedging relationships was insignificant while the excluded time value component resulted in a pre-tax gain of $0 and $1.3 million, respectively. Both the measured ineffectiveness and the excluded time value component are reported in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated statements of income.

        Cash-Flow Hedges.  Protective has entered into a foreign currency swap to hedge the risk of changes in the value of interest and principal payments to be made on certain of its foreign-currency-based stable value contracts. Under the terms of the swap, Protective pays a fixed U.S.-dollar-denominated rate and receives a fixed foreign-currency-denominated rate. Effective July 1, 2002, Protective designated this swap as a cash flow hedge and therefore recorded the change in the fair value of the swap during the period in accumulated other comprehensive income. During 2002, a pretax loss of $19.8 million representing the change in fair value of the hedged contracts and a gain of like amount representing the application of hedge accounting to this transaction, were recorded in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated statements of income. For the year ended December 31, 2002, the amount of the hedge's ineffectiveness reported as a loss was insignificant. Additionally, as of December 31, 2002, Protective reported a reduction to accumulated other comprehensive income of $2.1 million (net of income tax of $1.1 million) related to its derivative designated as a cash flow hedge. During 2003, Protective expects to reclassify out of accumulated other comprehensive income and into earnings, as a reduction of interest expenses, approximately $0.9 million.

        Other Derivatives.  Protective uses certain interest rate swaps, caps, floors, options and futures contracts as economic hedges against the changes in value or cash flows of outstanding mortgage loan commitments and certain owned investments. In 2002 and 2001, Protective recognized total pre-tax losses of $3.0 million and $1.2 million, respectively, representing the change in fair value of these derivative instruments as well as realized gain or loss on contracts closed during the period.

        On its foreign currency swaps, Protective recognized a $70.8 million pre-tax gain in 2002 while recognizing a $74.9 million foreign exchange pre-tax loss on the related foreign-currency-denominated stable value contracts. In 2001, Protective recognized an $8.2 million pre-tax loss on its foreign currency swaps while recognizing an $11.2 million foreign exchange pre-tax gain on the related foreign-currency-denominated stable value contracts. The net loss and net gain in 2002 and 2001, respectively, primarily results from the difference in the forward and spot exchange rates used to revalue the currency swaps and the stable value contracts, respectively. This net loss and net gain is reflected in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated statements of income.

        Protective has entered into asset swap arrangements to, in effect, sell the equity options embedded in owned convertible bonds in exchange for an interest rate swap that converts the remaining host bond to a variable rate instrument. In 2002 and 2001, Protective recognized a $2.0 million and $12.2 million pre-tax gain, respectively, for the change in the asset swaps' fair value and recognized a $7.8 million and $16.9 million pre-tax loss, respectively, to separately record the embedded equity options at fair value.

        At December 31, 2002 and 2001, contracts with a notional amount of $6.0 billion were in an $83.9 million net gain position. At December 31, 2001, contracts with a notional amount of $4.5 billion were in a $3.5 million net loss position.

        Protective's derivative financial instruments are with highly rated counterparties.

    Cash

        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

    Deferred Policy Acquisition Costs

        Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business, have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits; currently 3.0% to 9.4%) it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

        The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $542.5 million and $523.4 million at December 31, 2002 and 2001, respectively. During 2002, $62.5 million of present value of future profits was capitalized (relating to acquisitions and adjustments made during the year), a $2.1 million reduction came from the sale of a small subsidiary, and $41.3 was amortized. During 2001, $221.9 million of present value of future profits was capitalized and $42.1 million was amortized.

        The expected amortization of the present value of future profits for the next five years is as follows:

Year	Expected Amortization
2003	$33,600
2004	32,400
2005	30,500
2006	29,100
2007	28,100

    Goodwill

        The goodwill balance at December 31, 2002 and 2001, was $35.1 million and $36.0 million, respectively. The decrease of $0.9 million in 2002 relates to the sale of a small subsidiary in the first quarter. At October 31, 2002, Protective evaluated its goodwill and determined that fair value had not decreased below carrying value and no adjustment to impair goodwill was necessary in accordance with SFAS No. 142.

    Property and Equipment

        Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Protective's Home Office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

        Property and equipment consisted of the following at December 31:

	2002	2001
Home office building	$45,297	$42,980
Other, principally furniture and equipment	67,059	67,128

	112,356	110,108
Accumulated depreciation	73,478	63,771

	$38,878	$46,337

    Separate Accounts

        The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    Stable Value Contracts Account Balances

        Protective markets guaranteed investment contracts (GICs) to 401(k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. GICs and funding agreements are generally contracts that specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Stable value contract account balances include GICs and funding agreements issued by Protective as well as the obligations of consolidated special purpose trusts or entities formed to purchase funding agreements issued by Protective. At December 31, 2002 and 2001 Protective had $2.2 billion and $1.7 billion of stable value contract account balances marketed through structured programs. Most GICs and funding agreements written by Protective have maturities of three to five years. At December 31, 2002, maturities of stable value contracts were $1.1 billion in 2003, $1.6 billion in 2004-2005, $1.3 billion in 2006-2007, and $59.2 million after 2007.

    Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

        Activity in the liability for unpaid claims is summarized as follows:

	2002	2001	2000
Balance beginning of year	$100,023	$109,973	$120,575
Less reinsurance	33,723	25,830	47,661

Net balance beginning of year	66,300	84,143	72,914

Incurred related to:
Current year	258,612	383,371	311,633
Prior year	(338)	(1,080)	(4,489)

Total incurred	258,274	382,291	307,144

Paid related to:
Current year	243,206	312,748	241,566
Prior year	22,528	81,220	60,972

Total paid	265,734	393,968	302,538

Other changes:
Acquisitions and reserve transfers	2,609	(6,166)	6,623

Net balance end of year	61,449	66,300	84,143
Plus reinsurance	54,765	33,723	25,830

Balance end of year	$116,214	$100,023	$109,973

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.0% to 9.4% in 2002.

        Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

    Income Taxes

        Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis of assets and liabilities determined for financial reporting purposes and the basis for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    Discontinued Operations

        On December 31, 2001, Protective completed the sale to Fortis, Inc. of substantially all of its Dental Benefits Division (Dental Division) and discontinued other remaining Dental Division related operations, primarily other health insurance lines.

        The operating results and charges related to the sale of the Dental Division and discontinuance of other related operations at December 31 are as follows:

	2002	2001	2000
Total revenues	$15,809	$350,988	$368,319
Income (loss) before income taxes from discontinued operations	$0	$(12,749)	$26,988
Income tax (expense)
Benefit	0	2,893	(10,689)

Income (loss) from discontinued operations	$0	$(9,856)	$16,299

Gain from sale of discontinued operations before income tax		$27,221
Income tax expense related to sale		(44,975)

Loss from sale of discontinued operations		$(17,754)

        Assets and liabilities related to the discontinued lines of business of approximately $5.1 million and $6.7 million, respectively, remain at December 31, 2002.

    Supplemental Cash Flow Information

        The following table sets forth supplemental cash flow information for the years ended December 31:

	December 31
	2002	2001	2000
Cash paid during the year:
Interest on debt	$987	$1,390	$3,310
Income taxes	$125,039	$27,395	$25,638

Noncash investing and financing activities
Reduction of principal on note from ESOP	$661	$342	$307
Acquisitions, related reinsurance transactions and subsidiary transfer
Assets acquired	$358,897	$2,549,484	$533,866
Liabilities assumed	$(489,412)	$(2,430,927)	$(371,457)

Net	$(130,515)	$118,557	$162,409

    Reclassifications

        Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owners' equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

        Financial statements prepared in conformity with accounting principles generally accepted in the United States of America differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are not subject to statutory limitations as to amounts recognized and are recognized through earnings as opposed to being charged to share-owners' equity; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owners' equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost. The National Association of Insurance Commissioners (NAIC) has adopted the Codification of Statutory Accounting Principles (Codification). Codification changed statutory accounting rules in several areas and was effective January 1, 2001. The adoption of Codification did not have a material effect on Protective's statutory capital.

        The reconciliations of net income and share-owners' equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	2002	2001	2000	2002	2001	2000
In conformity with statutory reporting practices:(1)	$67,242	$163,181	$66,694	$852,645	$775,138	$628,274
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	197,835	163,243	157,617	1,683,224	1,532,683	1,189,380
Deferred income tax	(8,894)	47,964	(52,580)	(206,844)	(74,083)	(72,065)
Asset Valuation Reserve				189,828	108,062	103,853
Interest Maintenance Reserve	(3,344)	(10,444)	(3,540)	24,015	16,959	9,715
Nonadmitted items				272,137	139,500	97,447
Other timing and valuation adjustments	(63,189)	(32,564)	(38,349)	(357,244)	(334,198)	(195,445)
Discontinued operations		(193,688)
Noninsurance affiliates	15,920	19,022	21,276
Consolidation elimination	(48,176)	(49,164)	(21,675)	(172,477)	(280,728)	(221,204)

In conformity with generally accepted accounting principles	$157,394	$107,550	$129,443	$2,285,284	$1,883,333	$1,539,955

(1)	Consolidated

        As of December 31, 2002, Protective had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $81.4 million.

NOTE C — INVESTMENT OPERATIONS

        Major categories of net investment income for the years ended December 31 are summarized as follows:

	2002	2001	2000
Fixed maturities	$673,393	$609,578	$529,990
Equity securities	3,500	2,247	2,532
Mortgage loans	218,165	208,830	177,917
Investment real estate	881	2,094	2,027
Policy loans	37,463	31,763	14,977
Other	103,826	36,695	12,532

	1,037,228	891,207	739,975
Investment expenses	57,169	52,104	47,894

	$980,059	$839,103	$692,081

        Realized investment gains (losses) for all other investments for the years ended December 31 are summarized as follows:

	2002	2001	2000
Fixed maturities	$12,606	$(4,693)	$(14,787)
Equity securities	65	2,462	1,685
Mortgage loans and other investments	(357)	(3,892)	(3,654)

	$12,314	$(6,123)	$(16,756)

        In 2002, gross gains on the sale of investments available for sale (fixed maturities, equity securities, and short-term investments) were $73.0 million, and gross losses were $60.3 million. In 2001, gross gains were $27.5 million, and gross losses were $29.7 million. In 2000, gross gains were $8.7 million, and gross losses were $28.4 million.

        Each quarter Protective reviews investments with material unrealized losses and tests for other-than-temporary impairments. Protective analyzes various factors to determine if any specific other than temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset is adjusted to its fair value. During 2002 and 2001, respectively, Protective recorded other than temporary impairments in its investments of $17.8 million and $12.6 million. Protective did not record any other-than-temporary impairments in its investments in 2000.

        Realized investment gains (losses) for derivative financial instruments for the years ended December 31 are summarized as follows:

	2002	2001	2000
Derivative financial instruments	$(12,959)	$(1,718)	$2,157

        The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

2002	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$4,168,026	$199,316	$28,311	$4,339,031
United States Government and authorities	90,647	5,752	0	96,399
States, municipalities, and political subdivision	27,005	2,349	0	29,354
Public utilities	1,153,710	61,831	42,139	1,173,402
Convertibles and bonds with warrants	115,728	2,656	5,872	112,512
All other corporate bonds	5,655,949	348,809	101,818	5,902,940
Redeemable preferred stocks	1,700	127	0	1,827

	11,212,765	620,840	178,140	11,655,465
Equity securities	51,095	2,409	4,705	48,799
Short-term investments	447,155	0	0	447,155

	$11,711,015	$623,249	$182,845	$12,151,419

2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$3,709,118	$84,965	$33,759	$3,760,324
United States Government and authorities	98,967	4,088	0	103,055
States, municipalities, and political subdivision	94,022	4,009	0	98,031
Public utilities	807,773	19,763	4,860	822,676
Convertibles and bonds with warrants	96,951	7,423	6,184	98,190
All other corporate bonds	4,910,614	117,092	99,500	4,928,206
Redeemable preferred stocks	1,612	0	3	1,609

	9,719,057	237,340	144,306	9,812,091
Equity securities	62,051	3,565	5,123	60,493
Short-term investments	228,396	0	0	228,396

	$10,009,504	$240,905	$149,429	$10,100,980

        The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

2002	Estimated Amortized Cost	Estimated Market Values
Due in one year or less	$844,795	$845,577
Due after one year through five years	2,678,879	2,742,360
Due after five years through ten years	2,601,183	2,765,927
Due after ten years	5,087,908	5,301,601

	$11,212,765	$11,655,465

        At December 31, 2002 and 2001, Protective had bonds which were rated less than investment grade of $860.6 million and $421.3 million, respectively, having an amortized cost of $960.8 million and $499.9 million, respectively. At December 31, 2002, approximately $70.9 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $1,968.1 million of bonds are not publicly traded.

        The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	2002	2001	2000
Fixed maturities	$227,283	$108,307	$109,625
Equity securities	(480)	715	(820)

        At December 31, 2002, all of Protective's mortgage loans were commercial loans of which 76% were retail, 8% were apartments, 7% were office buildings, and 7% were warehouses, and 2% were other. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 3.1% of mortgage loans. Approximately 75% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Georgia, North Carolina, South Carolina, Alabama, Florida, Virginia, California, Mississippi, Pennsylvania, Washington, and Ohio.

        Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $86.7 million would become due in 2003, $399.6 million in 2004 to 2007, and $355.0 million in 2008 to 2012, and $27.2 million thereafter.

        At December 31, 2002, the average mortgage loan was approximately $2.1 million, and the weighted average interest rate was 7.5%. The largest single mortgage loan was $24.8 million.

        For several years Protective has offered a type of commercial mortgage loan under which Protective will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2002 and 2001, approximately $475.5 million and $548.4 million respectively, of Protective's mortgage loans have this participation feature.

        At December 31, 2002 and 2001, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $20.6 million and $29.6 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

        At December 31, 2002 and 2001, Protective had investments related to retained beneficial interests of mortgage loan securitizations of $295.7 million and $286.4 million, respectively.

        Certain investments with a carrying value of $87.6 million were non-income producing for the twelve months ended December 31, 2002.

        Policy loan interest rates generally range from 4.5% to 8.0%.

        On December 31, 2001, Protective Life Insurance Company had $117.0 million of securities sold under repurchase agreements with an interest rate of 2.0%. The agreement-to-repurchase liability is recorded as securities sold under repurchase agreements.

NOTE D — FEDERAL INCOME TAXES

        Protective's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	2002	2001	2000
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(2.3)	(1.7)	(0.6)
Low-income housing credit	(0.5)	(0.5)	(0.4)
Other	2.1	(0.1)	0.0
State income taxes	0.6	0.2	1.2

Effective income tax rate	34.9%	32.9%	35.2%

        The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

        Details of the deferred income tax provision for the years ended December 31 are as follows:

	2002	2001	2000
Deferred policy acquisition costs	$51,998	$81,015	$41,533
Benefits and other policy liability changes	(22,359)	(127,189)	10,969
Temporary differences of investment income	(28,637)	7,145	(3,333)
Other items	7,892	(8,935)	129

	$8,894	$(47,964)	$49,298

        The components of Protective's net deferred income tax liability as of December 31 were as follows:

	2002	2001
Deferred income tax assets:
Policy and policyholder liability reserves	$320,081	$334,876
Other	3,001	10,893

	323,082	345,769

Deferred income tax liabilities:
Deferred policy acquisition costs	431,069	379,072
Unrealized gains (losses) on investments	98,857	39,100

	529,926	418,172

Net deferred income tax liability	$206,844	$72,403

        Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 2002 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $1.1 billion, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

        Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

        Under revolving line of credit arrangements with several banks, PLC can borrow up to $200 million on an unsecured basis. No compensating balances are required to maintain the line of credit. These lines of credit arrangements contain, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 40% of its total capital. At December 31,

2002, PLC had $30.0 million of borrowings outstanding under these credit arrangements at an interest rate of 1.92%.

        Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

        Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 2002, the balance of the surplus debenture was $2 million. The debenture matures in 2003 and has an interest rate of 8.5%.

        Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

        Interest expense on debt totaled $1.4 million, $1.8 million, and $3.8 million in 2002, 2001, and 2000, respectively.

NOTE F — RECENT ACQUISITIONS

        In January 2001, Protective coinsured a block of individual life policies from Standard Insurance Company.

        In October 2001, Protective completed the acquisition of the stock of Inter-State Assurance Company (Inter-State) and First Variable Life Insurance Company (First Variable) from ILona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin, Ireland. The purchase price was approximately $250 million. The assets acquired included $166.1 million of present value of future profits.

        In June 2002, Protective coinsured a block of traditional life and interest-sensitive life insurance policies from Conseco Variable Insurance Company.

        These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

        Summarized below are the consolidated results of operations for 2002 and 2001, on an unaudited pro forma basis, as if the Inter-State, First Variable, and Conseco transactions had occurred as of January 1, 2001. The pro forma information is based on Protective's consolidated results of operations for 2002 and 2001, and on data provided by the acquired companies, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

(unaudited)	2002	2001
Total revenues	$1,844,221	$1,649,798
Net income	160,020	121,577

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

        Protective leases administrative and marketing office space in approximately 60 cities including Birmingham, with most leases being for periods of three to ten years. The aggregate annualized rent is approximately $10.8 million.

        In February 2000, Protective entered into an arrangement related to the construction of a building contiguous to its existing home office complex. In connection with the arrangement Protective established a special purpose vehicle (SPV) that owns the building and leases it to Protective. The lease is accounted for as an operating lease under SFAS No. 13 "Accounting For Leases". The SPV is funded and its equity is held by outside investors, and as a result, neither the debt nor the building owned by the SPV are included in Protective's consolidated financial statements. Lease payments commence upon completion, which occurred January 31, 2003, and is based on then current LIBOR interest rates and the cost of the building. At the end of the lease term, February 1, 2007, Protective may purchase the building for the original building cost of approximately $75 million. Based upon current interest rates, annual lease payments are estimated to be $1.6 million. Were Protective not to purchase the building, a payment of approximately $66.8 million would be due at the end of the lease term.

        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        A number of civil jury verdicts have been returned against insurers and other providers of financial services involving sales practices, alleged agent misconduct, failure to properly supervise representatives' relationships with agents or persons with whom the insurer does business, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very little appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Protective, like other financial service companies, in the ordinary course of business, is involved in such litigation or, alternatively, in arbitration. Although the outcome of any such litigation or arbitration cannot be predicted Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

        At December 31, 2002, approximately $1,384.0 million of consolidated share-owner's equity, excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC in the form of dividends, loans, or advances. In addition, Protective and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2003 is estimated to be $93.1 million.

NOTE I — PREFERRED STOCK

        PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company (PL&A). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2002, PL&A paid a $50.0 thousand preferred dividend to PLC. PL&A paid a $1.0 million preferred dividend to PLC in 2001, and paid no preferred dividend during 2000.

NOTE J — RELATED PARTY MATTERS

        On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan (ESOP). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $3.8 million at December 31, 2002, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

        Protective leases furnished office space and computers to affiliates. Lease revenues were $3.5 million in 2002, $4.0 million in 2001, and $4.0 million in 2000. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $88.0 million, $82.6 million, and $76.7 million in 2002, 2001, and 2000, respectively. Commissions paid to affiliated marketing organizations of $8.2, $10.0 million, and $12.0 million in 2002, 2001, and 2000, respectively, were included in deferred policy acquisition costs.

        Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $16.0 million, $19.6 million and $50.9 million in 2002, 2001, and 2000, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $1.6 million, $5.9 million and $28.2 million in 2002, 2001, and 2000, respectively.

        For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

        Protective operates business segments, each having a strategic focus which can be grouped into three general categories: life insurance, retirement savings and investment products, and specialty insurance products. An operating segment is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

        The Life Marketing segment markets level premium term and term-like insurance, universal life, and variable universal life products on a national basis primarily through networks of independent insurance agents and brokers, and in the "bank owned life insurance" market.

        The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies sold to individuals.

Retirement Savings and Investment Products

        The Stable Value Contracts segment markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The segment also markets fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Additionally, the segment sells funding agreements to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations.

        The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Life Marketing segment's sales force.

Specialty Insurance Products

        The Asset Protection segment markets credit life and disability insurance products through banks, consumer finance companies, and automobile dealers, and markets vehicle and recreational marine extended service contracts.

Corporate and Other

        Protective has an additional business segment herein referred to as the Corporate and Other segment. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on unallocated capital and interest on substantially all debt). This segment also includes earning from several lines of business which Protective is not actively marketing (mostly cancer insurance and group annuities), various investment-related transactions, and the operations of several subsidiaries.

        Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax, adjusted to exclude any pretax minority interest in income of consolidated subsidiaries. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

        Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

        There are no significant intersegment transactions.

        The following table sets forth total operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

        In December 2001, Protective sold substantially all of its Dental Division and discontinued other Dental related operations. Additionally, other adjustments were made to combine its life insurance marketing operations into a single segment, and to reclassify certain smaller businesses. Prior period segment results have been restated to reflect these changes.

	Life Insurance
Operating Segment Income	Life Marketing	Acquisitions
2002
Gross premiums and policy fees	$642,852	$315,347
Reinsurance ceded	(422,668)	(76,333)

Net premium and policy fees	220,184	239,014
Net investment income	208,451	252,147
Realized investment gains (losses)	—	—
Other income	1,344	1,826

Total revenues	429,979	492,987

Benefits and settlement expenses	228,225	315,929
Amortization of deferred policy acquisition costs	117,836	35,245
Other operating expenses	(41,501)	45,395

Total benefits and expenses	304,560	396,569

Income from continuing operations before income tax	125,419	96,418
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

2001
Gross premiums and policy fees	$542,407	$243,914
Reinsurance ceded	(421,411)	(61,482)

Net premium and policy fees	120,996	182,432
Net investment income	178,866	187,535
Realized investment gains (losses)	—	—
Other income	1,134	345

Total revenues	300,996	370,312

Benefits and settlement expenses	190,538	238,877
Amortization of deferred policy acquisition costs and goodwill	41,399	20,500
Other operating expenses	(22,957)	41,684

Total benefits and expenses	208,980	301,061

Income from continuing operations before income tax	92,016	69,251
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

2000
Gross premiums and policy fees	$487,720	$134,099
Reinsurance ceded	(387,907)	(31,102)

Net premium and policy fees	99,813	102,997
Net investment income	152,317	116,940
Realized investment gains (losses)	—	—
Other income	(1,379)	(4)

Total revenues	250,751	219,933

Benefits and settlement expenses	149,430	125,151
Amortization of deferred policy acquisition costs and goodwill	48,770	17,081
Other operating expenses	(23,255)	24,077

Total benefits and expenses	174,945	166,309

Income from continuing operations before income tax	75,806	53,624
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

Operating Segment Assets
2002
Investments and other assets	$4,193,732	$4,574,470
Deferred policy acquisition costs	973,631	438,092
Goodwill	—	—

Total assets	$5,167,363	$5,012,562

2001
Investments and other assets	3,431,441	$4,091,672
Deferred policy acquisition costs	829,021	418,268
Goodwill	—	—

Total assets	$4,260,462	$4,509,940

(1)	Adjustments to net income represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

	Retirement Savings and Investment Products		Specialty Insurance Products
Operating Segment Income	Stable Value Contracts	Annuities	Asset Protection	Corporate And Other	Adjustments(1)	Total Consolidated
2002
Gross premiums and policy fees	—	$25,826	$490,452	$55,357	—	$1,529,834
Reinsurance ceded	—	—	(228,719)	(19,260)	—	(746,980)

Net premium and policy fees	—	25,826	261,733	36,097	—	782,854
Net investment income	$246,098	220,433	43,789	9,141	—	980,059
Realized investment gains (losses)	(7,061)	2,277	—	—	$4,139	(645)
Other income	—	3,229	33,670	1,414	—	41,483

Total revenues	239,037	251,765	339,192	46,652	—	1,803,751

Benefits and settlement expenses	196,576	186,107	200,958	34,436	—	1,162,231
Amortization of deferred policy acquisition costs	2,304	24,669	57,957	1,479	—	239,490
Other operating expenses	4,946	26,037	95,469	30,061	—	160,407

Total benefits and expenses	203,826	236,813	354,384	65,976	—	1,562,128

Income from continuing operations before income tax	35,211	14,952	(15,192)	(19,324)	4,139	241,623
Income tax expense					84,229	84,229
Discontinued operations, net of income tax					—	—
Change in accounting principle, net of income tax					—	—

Net income						$157,394

2001
Gross premiums and policy fees	—	$28,145	$524,281	$51,072	—	$1,389,819
Reinsurance ceded	—	—	(274,220)	(14,038)	—	(771,151)

Net premium and policy fees	—	28,145	250,061	37,034	—	618,668
Net investment income	$261,079	167,809	48,617	(4,803)	—	839,103
Realized investment gains (losses)	7,218	1,139	—	—	$(16,198)	(7,841)
Other income	—	3,441	31,907	1,751	—	38,578

Total revenues	268,297	200,534	330,585	33,982	(16,198)	1,488,508

Benefits and settlement expenses	222,306	137,204	154,893	28,806	—	972,624
Amortization of deferred policy acquisition costs and goodwill	1,662	24,021	60,508	1,795	—	149,885
Other operating expenses	3,961	24,073	79,453	25,827	—	152,041

Total benefits and expenses	227,929	185,298	294,854	56,428	—	1,274,550

Income from continuing operations before income tax	40,368	15,236	35,731	(22,446)	(16,198)	213,958
Income tax expense					70,457	70,457
Discontinued operations, net of income tax					(27,610)	(27,610)
Change in accounting principle, net of income tax					(8,341)	(8,341)

Net income						$107,550

2000
Gross premiums and policy fees	—	$30,127	$479,397	$44,600	—	$1,175,943
Reinsurance ceded	—	—	(258,931)	(8,168)	—	(686,108)

Net premium and policy fees	—	30,127	220,466	36,432	—	489,835
Net investment income	$243,133	132,204	46,464	1,023	—	692,081
Realized investment gains (losses)	(6,556)	410	—	—	$(8,453)	(14,599)
Other income	—	2,809	28,352	5,416	—	35,194

Total revenues	236,577	165,550	295,282	42,871	(8,453)	1,202,511

Benefits and settlement expenses	207,143	109,607	135,494	33,953	—	760,778
Amortization of deferred policy acquisition costs and goodwill	900	24,156	52,646	2,141	—	145,694
Other operating expenses	3,882	18,203	72,316	26,194	—	121,417

Total benefits and expenses	211,925	151,966	260,456	62,288	—	1,027,889

Income from continuing operations before income tax	24,652	13,584	34,826	(19,417)	(8,453)	174,622
Income tax expense					61,478	61,478
Discontinued operations, net of income tax					16,299	16,299
Change in accounting principle, net of income tax					—	—

Net income						$129,443

Operating Segment Assets
2002
Investments and other assets	$3,930,669	$4,821,398	$1,069,341	$1,355,762	$123,829	$20,069,201
Deferred policy acquisition costs	4,908	93,140	165,751	7,702	—	1,683,224
Goodwill	—	—	34,795	348	—	35,143

Total assets	$3,935,577	$4,914,538	$1,269,887	$1,363,812	$123,829	$21,787,568

2001
Investments and other assets	$3,872,637	$4,501,667	$1,050,546	$955,984	$109,881	$18,013,828
Deferred policy acquisition costs	6,374	128,488	142,230	8,302	—	1,532,683
Goodwill	—	—	35,644	348	—	35,992

Total assets	$3,879,011	$4,630,155	$1,228,420	$964,634	$109,881	$19,582,503

(1)	Adjustments to net income represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

NOTE L — EMPLOYEE BENEFIT PLANS

        PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

        The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	2002	2001
Projected benefit obligation, beginning of the year	$50,869	$45,538
Service cost — benefits earned during the year	3,724	3,739
Interest cost — on projected benefit obligation	4,111	3,531
Actuarial gain (loss)	6,353	(357)
Plan amendment		1,162
Divestiture		(2,165)
Benefits paid	(2,878)	(579)

Projected benefit obligation, end of the year	62,179	50,869

Fair value of plan assets beginning of the year	44,024	40,822
Actual return on plan assets	(7,845)	(1,440)
Employer contribution	16,149	5,221
Benefits paid	(2,878)	(579)

Fair value of plan assets end of the year	49,450	44,024

Plan assets less than the projected benefit obligation	(12,729)	(6,845)
Unrecognized net actuarial loss from past experience different from that assumed.	28,252	10,213
Unrecognized prior service cost	1,886	2,026

Net pension asset recognized in balance sheet	$17,409	$5,394

        Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	2002	2001	2000
Service cost	$3,723	$3,739	$3,338
Interest cost	4,111	3,531	3,195
Expected return on plan assets	(4,265)	(3,669)	(3,049)
Amortization of prior service cost	263	176	176
Amortization of transition asset			(17)
Amortization of losses	302	141
Recognized net actuarial loss
Cost of divestiture		186

Net pension cost	$4,134	$4,104	$3,643

        Assumptions used to determine the benefit obligations as of December 31 were as follows:

	2002	2001	2000
Weighted average discount rate	6.75%	7.25%	7.50%
Rates of increase in compensation level	4.50	5.00	5.25
Expected long-term rate of return on assets	8.50	8.50	8.50

        At December 31, 2002 approximately $7.7 million of the assets of the pension plan were in a group annuity contract with Protective and therefore are included in the general assets of Protective. Approximately $41.7 million of the assets of the pension plan are invested in a collective trust managed by Northern Trust Corporation.

        Prior to July 1999, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to such retirees. Beginning July 1999, retiree obligations are being fulfilled from pension plan assets.

        PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law. At December 31, 2002 and 2001, the projected benefit obligation of this plan totaled $17.1 million and $15.9 million, respectively, of which $14.5 million and $13.8 million, respectively, have been recognized in PLC's financial statements.

        Net pension costs of the excess benefits plan includes the following components for the years ended December 31:

	2002	2001	2000
Service cost	$455	$686	$736
Interest cost	1,178	1,121	1,067
Amortization of prior service cost	16	19	19
Amortization of transition asset		37	37
Recognized net actuarial loss	71	233	194
Cost of divestiture and special termination benefits		1,807

Net pension cost	$1,720	$3,903	$2,053

        In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 2002 and 2001, the liability for such benefits was approximately $1.2 million. The expense recorded by PLC was $0.1 million in 2002, 2001 and 2000. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

        Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement from $10,000 up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

        PLC sponsors a defined contribution retirement plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan (ESOP) to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 2002, PLC had committed approximately 134,293 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 2002, 2001, and 2000.

        PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

        Protective's share of net costs related to employee benefit plans was approximately $3.4 million, $5.4 million, and $4.1 million, in 2002, 2001, and 2000, respectively.

NOTE M — STOCK BASED COMPENSATION

        Certain Protective employees participate in PLC's stock-based incentive plans and receive stock appreciation rights (SARs) from PLC.

        Since 1973, Protective has had stock-based incentive plans to motivate management to focus on PLC's long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 1998, up to 5,000,000 shares may be issued in payment of awards.

        The criteria for payment of performance awards is based primarily upon a comparison of PLC's average return on average equity and total rate of return over a four-year award period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Awards are paid in shares of PLC Common Stock.

        Performance shares and performance-based stock appreciation rights (P-SARs) awarded in 2000, 2001, and 2002, and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	P-SARs	Estimated Fair Value
2002	192,360		$5,700
2001	153,490	40,000	4,900
2000	3,330	513,618	3,700

        A performance share is equivalent in value to one share of PLC Common Stock. Each P-SAR will convert to the equivalent of one stock appreciation right (SAR) if earned. Of the 2000 P-SARs awarded, 68,392 have been canceled and 100,072 have been converted to SARs. The remaining 345,154 P-SARs will convert to SARs in 2004 if earned. The 40,000 P-SARs awarded in 2001 were not earned and have been canceled. The P-SARs, if earned and converted to SARs, expire 10 years after the grant date. At December 31, 2002, the total outstanding performance shares and P-SARs related to these performance-based plans measured at maximum payouts were 589,029 and 540,689, respectively.

        Between 1996 and 2002 SARs were granted (in addition to the P-SARs discussed above) to certain officers of PLC to provide long-term incentive compensation based solely on the performance of Protective's Common Stock. The SARs are exercisable after five years (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted average base price for 2000, 2001, and 2002 is as follows:

	Wtd. Avg. Base Price	No. of SARs
Balance at December 31, 1999	$17.44	675,000
SARs Granted	22.31	217,500
SARs Cancelled	18.14	(17,500)

Balance at December 31, 2000	$18.64	875,000
SARs Granted	26.34	138,751
P-SARs Converted	22.31	100,072

Balance at December 31, 2001	$19.92	1,113,823
SARs Granted	32.00	480,000
SARs Exercised	32.60	(80,000)
SARs Cancelled	22.31	(15,000)

Balance at December 31, 2002	$23.90	1,498,823

        The outstanding SARs at December 31, 2002, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$17.44	580,000	3	580,000
22.31	376,323	7	183,823
31.26	50,000	8	0
31.29	12,500	8	2,500
32.00	480,000	9	0

        The SARs issued in 2000, 2001, and 2002 had estimated fair values at grant date of $1.5 million, $0.6 million, and $3.7 million, respectively. The fair value of the 2002 SARs was estimated using a Black-Scholes option pricing model. Assumptions used in the model were as follows: expected volatility of 24.6% (approximately equal to that of the S&P Life and Health Insurance Index), a risk-free interest rate of 3.4%, a dividend rate of 2.0%, and an expected exercise date of 2008.

        PLC will pay an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date for each SAR.

        The expense recorded by PLC for its stock-based compensation plans was $5.2 million, $5.6 million, and $4.1 million in 2002, 2001, and 2000, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's Common Stock are reported as a component of share-owners' equity.

NOTE N — REINSURANCE

        Protective reinsures certain of its risks with, and assumes risks from other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, Protective generally pays specific premiums to the reinsurer and receives specific amounts from the reinsurer as reimbursement for certain expenses. Coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance and credit insurance sales is being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

        Protective has reinsured approximately $216.1 billion, $169.5 billion and $126.0 billion in face amount of life insurance risks with other insurers representing $546.0 million, $565.1 million and $496.4 million of premium income for 2002, 2001, and 2000, respectively. Protective has also reinsured accident and health risks representing $61.5 million, $122.7 million and $125.8 million of premium income for 2002, 2001, and 2000, respectively. In 2002 and 2001, policy and claim reserves relating to insurance ceded of $2,304.9 million and $2,059.0 million, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 2002 and 2001, Protective had paid $45.5 million and $46.4 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2002, Protective had receivables of $66.1 million related to insurance assumed.

        In 2002, Protective discovered that it had overpaid reinsurance premiums to several reinsurance companies of approximately $94.6 million. At December 31, 2002, Protective had recorded cash and receivables totaling $69.7 million, which reflects the amounts received and Protective's current estimate of amounts to be recovered in the future, based upon the information available. The corresponding increase in premiums and policy fees resulted in $62.5 million of additional amortization of deferred policy acquisition costs in 2002. The amortization of deferred policy acquisition costs takes into account the amortization relating to the increase in premiums and policy fees as well as the additional amortization required should the remainder of the overpayment not be collected. As a result of the foregoing, Protective's 2002 pretax income increased $7.2 million.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

        The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	2002		2001
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$11,655,465	$11,655,465	$9,812,091	$9,812,091
Equity securities	48,799	48,799	60,493	60,493
Mortgage loans on real estate	2,518,151	2,826,133	2,512,844	2,671,074
Short-term investments	447,155	447,155	228,396	228,396
Liabilities (see Notes A and E):
Stable value account balances	4,018,552	4,124,192	3,716,530	3,821,955
Annuity account balances	3,744,000	3,795,794	3,248,218	3,166,052
Notes payable	2,264	2,264	2,291	2,291
Other (see Note A):
Derivative Financial Instruments	86,766	86,766	(1,634)	(1,634)

        Except as noted below, fair values were estimated using quoted market prices.

        Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date.

        Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest.

        Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively.

        Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

        Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	GIC, Annuity Deposits and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs	Other Operating Expenses(1)
Year Ended December 31, 2002:
Life Marketing	$973,631	$4,031,021	$318	$48,558	$220,184	$208,451	$228,225	$117,836	$(41,501)
Acquisitions	438,092	3,240,407	395	1,054,031	239,014	252,147	315,929	35,245	45,395
Stable Value Contracts	4,908	0	0	3,930,668	0	246,098	196,576	2,304	4,945
Annuities	93,140	571,109	0	2,742,642	25,826	220,433	186,107	24,669	26,038
Asset Protection	165,751	328,849	777,797	8,714	261,733	43,789	200,958	57,957	95,469
Corporate and Other	7,702	55,863	2,212	96,118	36,097	9,141	34,436	1,479	30,061
Adjustments(2)	0	88,922	286	23,157	0	0	0	0	0

TOTAL	$1,683,224	$8,316,171	$781,008	$7,903,888	$782,854	$980,059	$1,162,231	$239,490	$160,407

Year Ended December 31, 2001:
Life Marketing	$829,021	$3,326,841	$303	$86,937	$120,996	$178,866	$190,538	$41,399	$(22,957)
Acquisitions	418,268	3,046,401	434	876,221	182,432	187,535	238,877	20,500	41,684
Stable Value Contracts	6,374	0	0	3,872,637	0	261,079	222,306	1,662	3,961
Annuities	128,488	281,074	0	2,232,779	28,145	167,809	137,204	24,021	24,073
Asset Protection	142,230	211,713	898,340	3,856	250,061	48,617	154,893	57,681	82,280
Corporate and Other	8,302	16,572	2,242	247	37,034	(4,803)	28,806	1,795	25,827
Adjustments(2)	0	92,084	334	24,195	0	0	0	0	0

TOTAL	$1,532,683	$6,974,685	$901,653	$7,096,872	$618,668	$839,103	$972,624	$147,058	$154,868

Year Ended December 31, 2000:
Life Marketing					$99,813	$152,317	$149,430	$48,771	$(23,255)
Acquisitions					102,997	116,940	125,151	17,081	24,077
Stable Value Contracts					—	243,133	207,143	900	3,882
Annuities					30,127	132,204	109,607	24,156	18,203
Asset Protection					220,466	46,464	135,494	50,132	74,830
Corporate and Other					36,432	1,024	33,953	2,140	26,196
Adjustments(2)					0	0	0	0	0

TOTAL					$489,835	$692,082	$760,778	$143,180	$123,933

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.
(2)	Asset adjustments represent the inclusion of assets related to discontinued operations.

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2002:
Life insurance in force	$248,994,479	$219,025,215	$21,523,110	$51,492,374	41.8%

Premiums and policy fees:
Life insurance	$854,813	$545,976	$235,198	$544,035	43.2%
Accident and health insurance	103,858	61,512	44,337	86,683	51.1%
Property and liability insurance	194,601	152,730	110,543	152,414	72.5%

TOTAL	$1,153,272	$760,218	$390,078	$783,132

Year Ended December 31, 2001:
Life insurance in force	$191,105,511	$171,449,182	$23,152,614	$42,808,943	54.1%

Premiums and policy fees:
Life insurance	$774,294	$565,130	$198,832	$407,996	48.7%
Accident and health insurance	181,508	122,747		58,761	0.0%
Property and liability insurance	158,890	83,274	76,295	151,911	50.2%

TOTAL	$1,114,692	$771,151	$275,127	$618,668

Year Ended December 31, 2000:
Life insurance in force	$153,371,754	$128,374,583	$17,050,342	$42,047,513	40.6%

Premiums and policy fees:
Life insurance	$670,113	$493,793	$112,668	$288,988	39.0%
Accident and health insurance	203,475	128,520	17,164	92,119	18.6%
Property and liability insurance	159,354	63,795	13,169	108,728	12.1%

TOTAL	$1,032,942	$686,108	$143,001	$489,835

SCHEDULE V — VALUATION ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C		COL. D	COL. E
Additions
Description	Balance at beginning of period	(1) Charged to costs and expenses	(2) Charges to other accounts	Deductions	Balance at end of period
Allowance for Uncollected Reinsurance Receivable	$0	$0	$24,833	$0	$24,833

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits.

(a)   Financial Statements:

        All required financial statements are included in Part A and Part B of this Registration Statement.

(b)   Exhibits:

1.	Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account**
2.	Not applicable
3.	(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account**
(b) Form of Distribution Agreement between InvestmentDistributors, Inc. and broker-dealers**
4.	(a) Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract††
(b) Form of Group Flexible Premium Deferred Variable and Fixed Annuity Contract††
(c) Participant Certificate for Use with Group Flexible Premium Deferred Variable and Fixed Annuity Contract††
(d) Death Benefit Endorsement†††††
(e) Annual Reset Death Benefit Rider****
(f) Annual Reset Death Benefit Rider (revised)†††††
(g) Compound Death Benefit Rider****
(h) Compound Death Benefit Rider (revised)†††††
(i) Earnings Enhancement Death Benefit (EEDB) Endorsement††††
(j) Earnings Enhancement Death Benefit (EEDB) Endorsement (revised)†††††
(k) Spousal Continuation Endorsement for Earnings Enhanced Death Benefit (EEDB)††††
(l) Enhanced Spousal Continuation Benefit Endorsement††††
5.	(a) Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract††
(b) Form of Contract Application for Group Flexible Premium Deferred Variable and Fixed Annuity Contract††
6.	(a) Charter of Protective Life Insurance Company.*
(b) By-Laws of Protective Life Insurance Company.*
7.	Form of Reinsurance Agreement between Protective Life Insurance Company and Connecticut General Life Insurance Company††††††
8.	(a) Participation/Distribution Agreement (Protective Investment Company)**
(b) Participation Agreement (Oppenheimer Variable Account Funds)***
(c) Participation Agreement (MFS Variable Insurance Trust)***
(d) Participation Agreement (Calvert Group, formerly Acacia Capital Corporation)***
(e) Participation Agreement (Van Eck Worldwide Insurance Trust)†
(f) Participation Agreement (Van Kampen Asset Management, Inc.)†††
(g) Participation Agreement (Lord Abbett Series Fund)*****
(h) Participation Agreement for Class II Shares (Van Kampen)††††††
(i) Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)††††††
(j) Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.)††††††
(k) Form of Amended and Restated Participation Agreement (MFS Variable Insurance Trust)††††††

(l) Form of Participation Agreement (Goldman Sachs Variable Insurance Trust)******
9.	Opinion and Consent of Steve M. Callaway, Esq.
10.	(a) Consent of Sutherland, Asbill & Brennan, LLP
(b) Consent of PricewaterhouseCoopers LLP
11.	No financial statements will be omitted from Item 23
12.	Not applicable
13.	Not applicable
14.	Powers of Attorney†††††
*	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on October 28, 1993.
**	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.
***	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.
****	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-68551) filed with the Commission on December 8, 1998.
*****	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) filed with the Commission on April 25, 2002.
******	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.
†	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement, (File No. 333-60149) filed with the Commission on October 26, 1998.
††	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 333-81553) filed with the Commission on June 25, 1999.
†††	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 20, 2000.
††††	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on February 26, 2001.
†††††	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-68551), filed with the Commission on February 28, 2003.
††††††	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 30, 2003.

Item 25.    Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Chairman of the Board, President, and Director
R. Stephen Briggs	Executive Vice President, Life and Annuity Division, and Director
Allen W. Ritchie	Executive Vice President and Chief Financial Officer and Director
Carolyn King	Senior Vice President, Life and Annuity Division, and Director
Deborah J. Long	Senior Vice President, General Counsel, Secretary, and Director
Jim E. Massengale	Executive Vice President, Acquisitions, and Director
Brent E. Griggs	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary, and Director
Judy Wilson	Senior Vice President, Stable Value Products
T. Davis Keyes	Director
Joseph William Hamer, Jr.	Director

Richard J. Bielen	Senior Vice President, Chief Investment Officer and Treasurer, and Director
Carl S. Thigpen	Senior Vice President, Chief Mortgage and Real Estate Officer and Assistant Secretary
Alan E. Watson	Senior Vice President, Life and Annuity Division
Jerry W. DeFoor	Vice President
John B. Deremo	Senior Vice President, Life and Annuity Division
Steven G. Walker	Vice President, Controller and Chief Accounting Officer

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26.    Persons Controlled by or Under Common Control With the Depositor and Registrant.

        The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2002 (File No. 1-12332) filed with the Commission on March 25, 2003.

Item 27.    Number of Contractowners.

        As of the date of this filing, there were 521 contract owners of the ElementsSM Access individual and group flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28.    Indemnification of Directors and Officers.

        Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

        In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriter.

  (a)
  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the PIC Fund, the Protective Variable Life Separate Account, and Variable Annuity Separate Account A of Protective Life.
Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Carolyn King	President and Director	Senior Vice President, Life and Annuity Division, and Director
Robert Stephen Briggs	Vice President and Director	Executive Vice President, Life and Annuity Division and Director
A.S. Williams, III	Director	None
Kevin B. Borie	Assistant Secretary and Director	Vice President and Actuary, Life and Annuity Division
Janet Summey	Secretary	Second Vice President, Life and Annuity Division
Bonnie Miller	Assistant Secretary	Assistant Vice President, Life and Annuity Division
Gary Carroll	Chief Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division
Thomas R. Barrett	Chief Financial Officer	Director, Operational Accounting, Life and Annuity Division
Joseph F. Gilmer	Assistant Financial Officer	Director I, Financial Reporting, Corporate Accounting

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

  (c)
  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30.    Location of Accounts and Records.

        All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31.    Management Services.

        All management contracts are discussed in Part A or Part B.

Item 32.    Undertakings.

  (a)
  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

  (b)
  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

  (c)
  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

  (d)
  The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

  (e)
  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused the amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on December 31, 2003.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

By:	/s/ JOHN D. JOHNS John D. Johns, President Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ JOHN D. JOHNS John D. Johns, President Protective Life Insurance Company

        As required by the Securities Act of 1933, the amendment to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ JOHN D. JOHNS John D. Johns	Chairman of the Board and President (Principal Executive Officer)	December 31, 2003
/s/ ALLEN W. RITCHIE Allen W. Ritchie	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	December 31, 2003
* Steven G. Walker	Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)	December 31, 2003
/s/ JOHN D. JOHNS John D. Johns	Director	December 31, 2003
/s/ ALLEN W. RITCHIE Allen W. Ritchie	Director	December 31, 2003

* R. Stephen Briggs	Director	December 31, 2003
* Jim E. Massengale	Director	December 31, 2003
* Wayne E. Stuenkel	Director	December 31, 2003
* J. William Hamer, Jr.	Director	December 31, 2003
* Deborah J. Long	Director	December 31, 2003
* Carolyn King	Director	December 31, 2003
* Richard J. Bielen	Director	December 31, 2003
* T. Davis Keyes	Director	December 31, 2003

*By:	/s/ STEVE M. CALLAWAY Steve M. Callaway Attorney-in-fact	December 31, 2003

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PART A INFORMATION REQUIRED TO BE IN THE PROSPECTUS
FEES AND EXPENSES (Page 4)
PERIODIC CHARGES (other than Fund expenses)
Example of Charges (Page 5)
DEATH BENEFIT (Page 27)
CHARGES AND DEDUCTIONS Mortality and Expense Risk Charges (Page 33)
PART B
INFORMATION REQUIRED TO BE IN THE STATEMENT OF ADDITIONAL INFORMATION
STATEMENT OF ADDITIONAL INFORMATION
CALCULATION OF YIELDS AND TOTAL RETURNS
  Oppenheimer Money Fund Sub-Account Yield
  Other Sub-Account Yields
  Total Returns
  Effect of the Contract Maintenance Fee on Performance Data
SAFEKEEPING OF ACCOUNT ASSETS
STATE REGULATION
RECORDS AND REPORTS
LEGAL MATTERS
INDEPENDENT ACCOUNTANTS
OTHER INFORMATION
FINANCIAL STATEMENTS
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED STATEMENTS OF INCOME
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS
PART C
OTHER INFORMATION
SIGNATURES